Exhibit 10.17

SECTION:	24.10
BLOCK:	1
LOTS:	1, 1.2, 2 and 3
Premises:	Cortlandt Towne Center Shopping Center, Town of Cortlandt

Date: As of July 29, 2009

MORTGAGE, ASSIGNMENT OF LEASES
AND RENTS AND SECURITY AGREEMENT
("this Mortgage")

FROM

ACADIA CORTLANDT LLC,
a limited liability company organized and existing under the laws of Delaware
("Mortgagor")

Address and Chief
Executive Office of Mortgagor:	c/o Acadia Realty Trust 1311 Mamaroneck Avenue, Suite 260 White Plains, New York 10605

TO

BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent
("Mortgagee")

Address of Mortgagee:	One Bryant Park, 35th Floor New York, New York 10036

Mortgage Amount:   $45,000,000

This instrument prepared by, and after recording please return to:
Schiff Hardin LLP
900 Third Avenue, 23rd Floor
New York, New York 10022
Attention:   Paul G. Mackey, Esq.

THE AMOUNT OF THIS MORTGAGE IS $45,000,000.

MORTGAGE, ASSIGNMENT OF
LEASES AND RENTS, AND SECURITY AGREEMENT

THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this "Mortgage") is made as of the 29th day of July, 2009, by ACADIA CORTLANDT LLC, a Delaware limited liability company, ("Mortgagor"), in favor of and for the benefit of BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for itself and other lenders pursuant to the Loan Agreement defined below (together with its successors and assigns, "Mortgagee").

ARTICLE 1

Definitions; Granting Clauses; Secured Indebtedness

Section 1.1. Principal Secured.  This Mortgage secures the aggregate principal amount of up to $45,000,000 plus such additional amounts as Mortgagee may from time to time advance subsequent to a default by Mortgagor pursuant to the terms and conditions of this Mortgage, with respect to an obligation secured by a lien or encumbrance prior to the lien of this Mortgage or for the protection of the lien of this Mortgage, together with interest thereon.  In the event that all or any part of the Premises is located in the State of New York, then, notwithstanding the language in the Granting Clause and Section 2.2 or anything else contained herein to the contrary, the maximum amount secured hereby at execution or which under any contingency may become secured hereby at any time hereafter is the Mortgage Amount and all interest, additional interest and late payment and prepayment charges in respect thereof, plus all amounts expended by Mortgagee following a default hereunder in respect of insurance premiums and real estate taxes, and all legal costs or expenses of collection of the debt secured hereby or of the defense or prosecution of the rights and lien created hereby.

Section 1.2. Definitions.

(a) In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

"Additional Interest":  Additional Interest as defined in the Loan Agreement.

"Loan Agreement":  Loan Agreement dated of even date herewith between Mortgagor and Mortgagee, as it may be from time to time amended, restated, modified, extended or supplemented.

"Mortgagor":  Acadia Cortlandt LLC, a Delaware limited liability company, whose address is c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605, and its permitted successors and assigns.

"Promissory Note":  Collectively, the Initial Advance Notes, as defined in the Loan Agreement.

Capitalized terms used herein which are not otherwise defined but which are defined in the Loan Agreement shall have the meaning ascribed to them in the Loan Agreement.

Section 1.3. Granting Clause.  In consideration of the provisions of this Mortgage and of the sum of $10.00 cash in hand paid and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the Mortgagor, Mortgagor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN, MORTGAGE, HYPOTHECATE, PLEDGE, DEPOSIT and SET OVER to Mortgagee, with all estate, right, title and interest of Mortgagor in and to the Property (as hereinafter defined), whether now owned or held or hereafter acquired by Mortgagor, to have and hold the Property unto Mortgagee, its successors and assigns forever; and to hold the Property unto Mortgagee in fee simple forever; provided that Mortgagor may retain possession of the Property until the occurrence of an Event of Default; (a) the real property described in Exhibit A which is attached hereto and incorporated herein by reference (the "Land") together with: (i) any and all buildings, structures, improvements, alterations or appurtenances now or hereafter situated or to be situated on the Land (collectively, the "Improvements"); and (ii) all right, title and interest of Mortgagor, now owned or hereafter acquired, in and to (1) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; (3) all options to purchase or lease the Land or the Improvements or any portion thereof or interest therein, and any greater estate in the Land or the Improvements; and (4) all water and water rights, timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause (a) being herein sometimes collectively called the "Premises"); (b)  all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, tangible and intangible (including software embedded therein), now owned or hereafter acquired by Mortgagor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause (b) being herein sometimes collectively called the "Accessories," all of which are hereby declared to be permanent accessions to the Land); (c)  all (i) plans and specifications for the Improvements; (ii) Mortgagor's rights, but not liability for any breach by Mortgagor, under all commitments (including any commitments for financing to pay any of the Secured Indebtedness, as defined below), insurance policies (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity), Swap Transactions (as hereinafter defined), contracts and agreements for the design, construction, operation or inspection of the Improvements and other contracts and general intangibles (including but not limited to payment intangibles, trademarks, trade names, goodwill, software and symbols) related to the Premises or the Accessories or the operation thereof; (iii) deposits and deposit accounts arising from or related to any transactions related to the Premises or the Accessories

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(including but not limited to Mortgagor's rights in tenants' security deposits, deposits with respect to utility services to the Premises, and any deposits, deposit accounts or reserves hereunder or under any other Loan Documents (hereinafter defined) for taxes, insurance or otherwise), rebates or refunds of impact fees or other taxes, assessments or charges, money, accounts (including deposit accounts), instruments, documents, promissory notes and chattel paper (whether tangible or electronic) arising from or by virtue of any transactions related to the Premises or the Accessories, and any account or deposit account from which Mortgagor may from time to time authorize Mortgagee to debit and/or credit payments due with respect to the Loan or any Swap Transaction, all rights to the payment of money from Mortgagee under any Swap Transaction, and all accounts, deposit accounts and general intangibles, including payment intangibles, described in any Swap Transaction; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of Article 3 hereof); (vi) as-extracted collateral produced from or allocated to the Land including, without limitation, oil, gas and other hydrocarbons and other minerals and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Property which are in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest; and (d) all (i) accounts and proceeds (cash or non-cash and including payment intangibles) of or arising from the properties, rights, titles and interests referred to above in this Section 1.3, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity) relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by condemnation, eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; (ii) all letter-of-credit rights (whether or not the letter of credit is evidenced by a writing) Mortgagor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3; (iii) all commercial tort claims Mortgagor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3; and (iv) other interests of every kind and character which Mortgagor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Section 1.3 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Mortgagor in any of the property referred to above in this Section 1.3 is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Mortgagor in or to the property demised under the lease creating the leasehold estate; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the "Property"), unto Mortgagee, its successors and assigns, in trust, in fee simple forever, subject to the terms, provisions and conditions herein set forth, to secure the obligations of Mortgagor under the Note and Loan Documents (as hereinafter defined) and all other indebtedness and matters defined as "Secured Indebtedness" in Section 1.5 of this Mortgage; PROVIDED, HOWEVER, that if Mortgagor shall promptly pay or cause to be paid to Mortgagee (as hereinafter defined) the principal sum, including all additional advances and all other sums payable by Mortgagor to Mortgagee under the terms of the Loan Documents and shall perform or cause to be performed all the other terms, conditions, agreements and provisions contained in the Loan Documents, all without fraud or delay or deduction or abatement of anything or for any reason, then this Mortgage and the estate hereby granted shall cease, terminate and become void.

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Section 1.4. Security Interest.  Mortgagor hereby grants to Mortgagee a security interest in all of the Property which constitutes personal property or fixtures, all proceeds and products thereof, and all supporting obligations ancillary to or arising in any way in connection therewith (herein sometimes collectively called the "Collateral") to secure the obligations of Mortgagor under the Note and Loan Documents and all other indebtedness and matters defined as Secured Indebtedness in Section 1.5 of this Mortgage.  In addition to its rights hereunder or otherwise, Mortgagee shall have all of the rights of a secured party under the New York Uniform Commercial Code, as in effect from time to time, or under the Uniform Commercial Code in force, from time to time, in any other state to the extent the same is applicable law.

Section 1.5. Secured Indebtedness, Note, Loan Documents, Other Obligations.  This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness, duties and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time (collectively the "Secured Indebtedness"): (a) the Promissory Note and all other promissory notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part (such promissory note or promissory notes, whether one or more, as from time to time renewed, extended, supplemented, increased or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter called the "Note", and Mortgagee, or the subsequent Mortgagee at the time in question of the Note or any of the Secured Indebtedness, as hereinafter defined, such Mortgagee continuing to be defined herein as "Mortgagee"); and (b) all interest, Additional Interest, indebtedness, liabilities, duties, covenants, promises and other obligations whether joint or several, direct or indirect, fixed or contingent, liquidated or unliquidated, and the cost of collection of all such amounts, owed by Mortgagor to Mortgagee now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, this Mortgage, the Loan Agreement or any other document now or hereafter evidencing, governing, guaranteeing, securing or otherwise executed in connection with the loan evidenced by the Note, including but not limited to any loan or credit agreement, letter of credit or reimbursement agreement, tri-party financing agreement, Master Agreement relating to any Swap Transactions or other agreement between Mortgagor and Mortgagee, or among Mortgagor, Mortgagee and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Note (the Note, the Mortgage, the Loan Agreement, any Master Agreement relating to any Swap Transactions and any such documents as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the "Loan Documents").  "Swap Transaction" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swap option currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any form of master agreement (the "Master Agreement") published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into between Mortgagee (or its affiliates) and Mortgagor (or its affiliates), together with any related schedules, as amended, supplemented, superseded or replaced from time to time, relating to or governing any or all of the foregoing.

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ARTICLE 2

Representations, Warranties and Covenants

Section 2.1. Mortgagor represents, warrants, and covenants as follows:

(a) Payment and Performance.  Mortgagor will make due and punctual payment of the Secured Indebtedness. Mortgagor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Mortgage and the other Loan Documents and will not permit a default to occur hereunder or thereunder.  Time shall be of the essence in this Mortgage.

(b) Title and Permitted Encumbrances.  Mortgagor has, in Mortgagor's own right, and Mortgagor covenants to maintain, lawful, good and marketable title to the Property, is lawfully seized and possessed of the Property and every part thereof, and has the right to convey the same, free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) the matters, if any, set forth under the heading "Permitted Encumbrances" in Exhibit B hereto, which are Permitted Encumbrances only to the extent the same are valid and subsisting and affect the Property, (ii) the liens and security interests evidenced by this Mortgage, (iii) statutory liens for real estate taxes and assessments on the Property which are not yet delinquent, and (iv) other liens and security interests (if any) in favor of Mortgagee (the matters described in the foregoing clauses (i), (ii), (iii) and (iv) being herein called the "Permitted Encumbrances").  Mortgagor, and Mortgagor's successors and assigns, will warrant generally and forever defend title to the Property, subject as aforesaid, to Mortgagee and his successors or substitutes and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof.  Mortgagor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Mortgagee.  Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Mortgagee of any existing or future violation or other breach thereof by Mortgagor, by the Property or otherwise.  No part of the Property constitutes all or any part of the principal residence of Mortgagor if Mortgagor is an individual.  If any right or interest of Mortgagee in the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Mortgagee and Mortgagee, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Mortgagee, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims.  All expenditures so made of every kind and character shall be a demand obligation (which obligation Mortgagor hereby promises to pay) owing by Mortgagor to Mortgagee or Mortgagee (as the case may be), and the party (Mortgagee or Mortgagee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

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(c) Taxes and Other Impositions.  Mortgagor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all real estate taxes assessed against the Property or any part thereof, and shall deliver promptly to Mortgagee such evidence of the payment thereof as Mortgagee may require.

(d) Insurance.  Mortgagor shall obtain and maintain at Mortgagor's sole expense: (1) mortgagee title insurance issued to Mortgagee covering the Premises as required by Mortgagee, without exception for mechanics' liens; (2) property insurance with respect to all insurable Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such additional hazards as are presently included in "Special Form" (also known as "all-risk") coverage and against any and all acts of terrorism and such other insurable hazards as Mortgagee may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Mortgagor and Mortgagee from becoming a coinsurer, such insurance to be in "builder's risk" completed value (non-reporting) form during and with respect to any construction (other than construction of customary tenant improvements in existing buildings) on the Premises; (3) if and to the extent any portion of the Improvements is, under the Flood Disaster Protection Act of 1973 ("FDPA"), as it may be amended from time to time, in a Special Flood Hazard Area, within a Flood Zone designated A or V in a participating community, a flood insurance policy in an amount required by Mortgagee, but in no event less than the amount sufficient to meet the requirements of applicable law and the FDPA, as such requirements may from time to time be in effect; (4) general liability insurance, on an "occurrence" basis, against claims for "personal injury" liability, including bodily injury, death or property damage liability, for the benefit of Mortgagor as named insured and Mortgagee as additional insured; (5) statutory workers' compensation insurance with respect to any work on or about the Premises (including employer's liability insurance, if required by Mortgagee), covering all employees of Mortgagor and any contractor; (6) if there is a general contractor, during and with respect to any construction (other than construction of customary tenant improvements in existing buildings) on the Premises, commercial general liability insurance, including products and completed operations coverage, and in other respects similar to that described in clause (4) above, for the benefit of the general contractor as named insured and Mortgagor and Mortgagee as additional insureds, in addition to statutory workers' compensation insurance with respect to any work on or about the Premises (including employer's liability insurance, if required by Mortgagee), covering all employees of the general contractor any contractor; and (7) such other insurance on the Property and endorsements as may from time to time be required by Mortgagee (including but not limited

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to soft cost coverage, automobile liability insurance, business interruption insurance or delayed rental insurance, boiler and machinery insurance, earthquake insurance, wind insurance, sinkhole coverage, and/or permit to occupy endorsement) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements.  All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, limits and retentions, and in forms satisfactory to Mortgagee, and shall require not less than ten (10) days' prior written notice to Mortgagee of any cancellation for nonpayment of premiums, and not less than thirty (30) days' prior written notice to Mortgagee of any other cancellation or any change of coverage.  All insurance companies must be licensed to do business in the state in which the Property is located and must have an A.M. Best Company financial and performance ratings of A-:IX or better.  All insurance policies maintained, or caused to be maintained, by Mortgagor with respect to the Property, except for general liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Mortgagor or Mortgagee and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.  If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Mortgage or any other Loan Document becomes insolvent or the subject of any petition, case, proceeding or other action pursuant to any Debtor Relief Law, or if in Mortgagee's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Mortgagor shall, in each instance promptly upon its discovery thereof or upon the request of Mortgagee therefor, and at Mortgagor's expense, promptly obtain and deliver to Mortgagee a like policy (or, if and to the extent permitted by Mortgagee, acceptable evidence of insurance) issued by another insurer, which insurer and policy meet the requirements of this Mortgage or such other Loan Document, as the case may be.  Without limiting the discretion of Mortgagee with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Property shall contain a standard mortgagee clause (without contribution) naming Mortgagee as mortgagee with loss proceeds payable to Mortgagee notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named or additional insured; (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Mortgagee under the Loan Documents; or (iv) any change in title to or ownership of the Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents.  The originals of each initial insurance policy (or to the extent permitted by Mortgagee, a copy of the original policy and such evidence of insurance acceptable to Mortgagee) shall be delivered to Mortgagee at the time of execution of this Mortgage, with all premiums fully paid current, and each renewal or substitute policy (or evidence of insurance) shall be delivered to Mortgagee, with all premiums fully paid current, at least ten (10) days before the termination of the policy it renews or replaces.  Mortgagor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Mortgagee evidence satisfactory to Mortgagee of the timely payment thereof.  If any loss occurs at any time when Mortgagor has failed to perform Mortgagor's covenants and agreements in this paragraph with respect to any insurance payable because of loss sustained to any part of the Property whether or not such insurance is required by Mortgagee, Mortgagee shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Mortgagor, to the same extent as if it had been made payable to Mortgagee.  Upon any foreclosure hereof or transfer of title to the Property in extinguishment of the whole or any part of the Secured Indebtedness, all of Mortgagor's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in

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the purchaser at foreclosure or other such transferee, to the extent permissible under such policies.  Mortgagee shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property where the loss is estimated by Mortgagee to be $1,000,000 or more, regardless of whether or not such insurance policies are required by Mortgagee, and the expenses incurred by Mortgagee in the adjustment and collection of insurance proceeds shall be a part of the Secured Indebtedness and shall be due and payable to Mortgagee on demand.  Mortgagee shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Mortgagor.  Any such proceeds received by Mortgagee shall, after deduction therefrom of all reasonable expenses actually incurred by Mortgagee, including attorneys' fees, at Mortgagee's option be (1) released to Mortgagor, or (2) applied (upon compliance with such terms and conditions as may be required by Mortgagee) to repair or restoration, either partly or entirely, of the Property so damaged, or (3) applied to the payment of the Secured Indebtedness in such order and manner as Mortgagee, in its sole discretion, may elect, whether or not due.  In any event, the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused.  Mortgagor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.

(e) Application of Insurance Proceeds.   Notwithstanding anything to the contrary set forth in the preceding Section 2.1(d), if the Property is damaged or destroyed and Mortgagee determines that all of the conditions specified hereinafter in this Section have been satisfied, then Mortgagee shall apply the proceeds of insurance (i) first to reimbursing itself for all costs incurred by it in the collection of such proceeds and (ii) second to reimbursing Mortgagor for such actual costs as shall have been incurred by Mortgagor in restoring the Property and shall be approved by Mortgagee.  Insurance proceeds shall be applied to such restoration solely if (A) Mortgagee determines that:  (i) the Property is capable of being suitably restored in accordance with applicable Legal Requirements to the value, condition, character and general utility existing prior to such damage or destruction, and, in any event, to a Loan to Value Ratio of not greater than 70%, provided that this clause (i) shall not apply to insurance proceeds relating to a casualty for which the gross insurance proceeds do not exceed $1,000,000; (ii) sufficient funds are unconditionally available (from proceeds of insurance and/or from funds of Mortgagor) to enable Mortgagor promptly to commence, and thereafter diligently to prosecute to completion, such restoration, provided that this clause (ii) shall not apply to insurance proceeds relating to a casualty for which the gross insurance proceeds do not exceed $1,000,000; (iii) Mortgagor is not in default or in breach of any obligations under any Loan Document, no uncured Default exists under any Loan Document and no facts or circumstances exist that would constitute an Default with the passage of time or the giving of notice or both; and (iv) neither the validity, enforceability nor priority of the lien of this Mortgage shall be adversely affected; (B) Mortgagor has entered into a written agreement, satisfactory in form and substance to Mortgagee, containing such conditions to disbursements as are employed at the time by Mortgagee for construction loans; (C) Mortgagor has delivered to Mortgagee such security as Mortgagee might have reasonably required to assure completion of restoration in accordance with the standards specified above; and (D) Mortgagor has complied with such further reasonable requirements as Mortgagee might have specified.

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(f) Reserve for Insurance, Taxes and Assessments.  Upon request of Mortgagee, to secure the payment and performance of the Secured Indebtedness, but not in lieu of such payment and performance, Mortgagor will deposit with Mortgagee a sum equal to real estate taxes, assessments and charges (which charges for the purposes of this paragraph shall include without limitation any recurring charge which could result in a lien against the Property) against the Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Mortgagee and prorated to the end of the calendar month following the month during which Mortgagee's request is made, and thereafter will deposit with Mortgagee, on each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by Mortgagee) to permit Mortgagee to pay at least fifteen (15) days prior to the due date thereof, the next maturing real estate taxes, assessments and charges and premiums for such policies of insurance.  Mortgagee shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments.  Any excess over the amounts required for such purposes shall be held by Mortgagee for future use, applied to any Secured Indebtedness or refunded to Mortgagor, at Mortgagee's option, and any deficiency in such funds so deposited shall be made up by Mortgagor upon demand of Mortgagee.  All such funds so deposited shall bear no interest, may be commingled with the general funds of Mortgagee and shall be applied by Mortgagee toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Mortgagee by Mortgagor (which statements shall be presented by Mortgagor to Mortgagee a reasonable time before the applicable amount is due); provided, however, that, if a Default shall have occurred hereunder, such funds may at Mortgagee's option be applied to the payment of the Secured Indebtedness in the order determined by Mortgagee in its sole discretion, and that Mortgagee may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto.  The conveyance or transfer of Mortgagor's interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Mortgagor's interest in and rights to such funds held by Mortgagee under this paragraph but subject to the rights of Mortgagee hereunder.

(g) Condemnation.  Mortgagor shall notify Mortgagee immediately of any threatened or pending proceeding for condemnation affecting the Property or arising out of damage to the Property, and Mortgagor shall, at Mortgagor's expense, diligently prosecute any such proceedings.  Mortgagee shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice.  Mortgagee shall be entitled to receive all sums which may be awarded or become payable to Mortgagor for the condemnation of the Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Mortgagor for injury or damage to the Property.  Mortgagor shall, promptly upon request of Mortgagee, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Mortgagee to collect and receipt for any such sums.  All such sums are hereby assigned to Mortgagee, and shall, after deduction therefrom of all reasonable expenses actually incurred by Mortgagee, including attorneys' fees, at Mortgagee's option be (1) released to Mortgagor, or (2) applied (upon compliance with such terms and conditions as may be required by Mortgagee) to repair or restoration of the Property so affected, or (3) applied to the payment of the Secured Indebtedness in such order and manner as Mortgagee, in its sole discretion, may elect, whether or not due.  In any event the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused.  Mortgagee shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Mortgagor.  Mortgagee is hereby authorized, in the name of Mortgagor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree.  All costs and expenses (including but not limited to attorneys' fees) incurred by Mortgagee in connection with any condemnation shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage.

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(h) Compliance with Legal Requirements.  The Property and the use, operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Legal Requirements (hereinafter defined).  The Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Property to fulfill any requirement of any Legal Requirement.  Mortgagor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Mortgage to rely on the Property or any interest therein to fulfill any requirement of any Legal Requirement.  No improvement upon or use of any part of the Property constitutes a nonconforming use under any zoning law or similar law or ordinance.  Mortgagor has obtained and shall preserve in force all requisite zoning, utility, building, health, environmental and operating permits from the governmental authorities having jurisdiction over the Property.

If Mortgagor receives a notice or claim from any person that the Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Mortgagor will promptly furnish a copy of such notice or claim to Mortgagee.  Mortgagor has received no notice and has no knowledge of any such noncompliance.  As used in this Mortgage:  (i) the term "Legal Requirement" means any Law (hereinafter defined), agreement, covenant, restriction, easement or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company), as any of the same now exists or may be changed or amended or come into effect in the future; and (ii) the term "Law" means any federal, state or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, decision, order, injunction or decree, domestic or foreign.

(i) Maintenance, Repair and Restoration.  Mortgagor will keep the Property in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate.  Notwithstanding the foregoing, Mortgagor will not, without the prior written consent of Mortgagee, (i) remove from the Property any fixtures or personal property covered by this Mortgage except such as is replaced by Mortgagor by an article of equal suitability and value, owned by Mortgagor, free and clear of any lien or security interest (except that created by this Mortgage), or (ii) make any structural alteration to the Property or any other alteration thereto which impairs the value thereof. If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Property, Mortgagor shall give prompt notice thereof to Mortgagee and Mortgagor shall promptly, at Mortgagor's sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, secure the Property as necessary and commence and continue diligently to completion to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.

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(j) No Other Liens.   Mortgagor will not, without the prior written consent of Mortgagee, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any  mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Mortgage, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Mortgagee, Mortgagor will cause the same to be promptly discharged and released.  Mortgagor will own all parts of the Property and will not acquire any fixtures, equipment or other property (including software embedded therein) forming a part of the Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Mortgagee.  If Mortgagee consents to the voluntary grant by Mortgagor of any mortgage, lien, security interest, or other encumbrance (hereinafter called "Subordinate Lien") covering any of the Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Lien, any such Subordinate Lien shall contain express covenants to the effect that: (1) the Subordinate Lien is unconditionally subordinate to this Mortgage and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Lien, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Mortgagee; (3) Rents (hereinafter defined), if collected by or for the Mortgagee of the Subordinate Lien, shall be applied first to the payment of the Secured Indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Property in such order as Mortgagee may determine, prior to being applied to any indebtedness secured by the Subordinate Lien; (4) written notice of default under the Subordinate Lien and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Lien or to seek the appointment of a receiver for all or any part of the Property shall be given to Mortgagee with or immediately after the occurrence of any such default or commencement; and (5) neither the Mortgagee of the Subordinate Lien, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Mortgagor's rights hereunder without the prior written consent of Mortgagee.

(k) Operation of Property.  Mortgagor will operate the Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith.  Mortgagor will keep the Property occupied so as not to impair the insurance carried thereon.  Mortgagor will not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.  Mortgagor will not initiate or permit any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirement.  Mortgagor will not impose any easement, restrictive covenant or encumbrance upon the Property, execute or file any subdivision plat or condominium declaration affecting the Property or consent to the annexation of the Property to any municipality, without the prior written consent of Mortgagee.  Mortgagor will not do or suffer to be done any act whereby the value of any part of the Property may be lessened.  Mortgagor will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Property.  Without the prior written consent of Mortgagee, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof.  Mortgagor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment (including software embedded therein) and all debts and charges for utilities servicing the Property) incurred in the construction, maintenance, operation and development of the Property to be promptly paid.

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(l) Financial Matters.  Mortgagor is solvent after giving effect to all borrowings contemplated by the Loan Documents and no proceeding under any Debtor Relief Law (hereinafter defined) is pending (or, to Mortgagor's knowledge, threatened) by or against Mortgagor, or any affiliate of Mortgagor, as a debtor.  All reports, statements, plans, budgets, applications, agreements and other data and information heretofore furnished or hereafter to be furnished by or on behalf of Mortgagor to Mortgagee in connection with the loan or loans evidenced by the Loan Documents (including, without limitation, all financial statements and financial information) are and will be true, correct and complete in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading.  No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Mortgagor or, to Mortgagor's knowledge, of any tenant under any lease described therein.  For the purposes of this paragraph, "Mortgagor" shall also include any person liable directly or indirectly for the Secured Indebtedness or any part thereof and any joint venturer or general partner of Mortgagor.

(m) Status of Mortgagor; Suits and Claims; Loan Documents.  If Mortgagor is a corporation, partnership, limited liability company, or other legal entity, Mortgagor is and will continue to be (i) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) authorized to do business in, and in good standing in, each state in which the Property is located, and (iii) possessed of all requisite power and authority to carry on its business and to own and operate the Property.  Each Loan Document executed by Mortgagor has been duly authorized, executed and delivered by Mortgagor, and the obligations thereunder and the performance thereof by Mortgagor in accordance with their terms are and will continue to be within Mortgagor's power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any Legal Requirement or any other document or agreement to which Mortgagor or the Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Mortgagor, or any other person liable, directly or indirectly, for any of the Secured Indebtedness, except as expressly contemplated by the Loan Documents.

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There is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Mortgagor's knowledge, threatened) against Mortgagor or against any other person liable directly or indirectly for the Secured Indebtedness or which affects the Property (including, without limitation, any which challenges or otherwise pertains to Mortgagor's title to the Property) or the validity, enforceability or priority of any of the Loan Documents.  There is no judicial or administrative action, suit or proceeding pending (or, to Mortgagor's knowledge, threatened) against Mortgagor, or against any other person liable directly or indirectly for the Secured Indebtedness, except as has been disclosed in writing to Mortgagee in connection with the loan evidenced by the Note.  The Loan Documents constitute legal, valid and binding obligations of Mortgagor enforceable in accordance with their terms, except as the enforceability thereof may be limited by Debtor Relief Laws (hereinafter defined) and except as the availability of certain remedies may be limited by general principles of equity.  Mortgagor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder).  The loan evidenced by the Note is solely for business and/or investment purposes, and is not intended for personal, family, household or agricultural purposes.  Mortgagor further warrants that the proceeds of the Note shall be used for commercial purposes and stipulates that the loan evidenced by the Note shall be construed for all purposes as a commercial loan.  Mortgagor's exact legal name is correctly set forth at the end of this Mortgage.  If Mortgagor is not an individual, Mortgagor is an organization of the type and (if not an unregistered entity) is incorporated in or organized under the laws of the state specified in the introductory paragraph of this Mortgage. If Mortgagor is an unregistered entity (including, without limitation, a general partnership) it is organized under the laws of the state specified in the introductory paragraph of this Mortgage. Mortgagor will not cause or permit any change to be made in its name, identity (including its trade name or names), or corporate or partnership structure, unless Mortgagor shall have notified Mortgagee in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Mortgagee for the purpose of further perfecting or protecting the lien and security interest of Mortgagee in the Property.  In addition, Mortgagor shall not change its corporate or partnership structure without first obtaining the prior written consent of Mortgagee.  Mortgagor's principal place of business and chief executive office, and the place where Mortgagor keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording including, without limitation, software, writings, plans, specifications and schematics concerning the Property, has for the preceding four months (or, if less, the entire period of the existence of Mortgagor) been and will continue to be (unless Mortgagor notifies Mortgagee of any change in writing at least thirty (30) days prior to the date of such change) the address of Mortgagor set forth at the end of this Mortgage.  If Mortgagor is an individual, Mortgagor's principal residence has for the preceding four months been and will continue to be (unless Mortgagor notifies Mortgagee of any change in writing at least thirty (30) days prior to the date of such change) the address of the principal residence of Mortgagor set forth at the end of this Mortgage.  Mortgagor's organizational identification number, if any, assigned by the state of incorporation or organization is correctly set forth on the first page of this Mortgage.  Mortgagor shall promptly notify Mortgagee (i) of any change of its organizational identification number, or (ii) if Mortgagor does not now have an organization identification number and later obtains one, of such organizational identification number.

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(n) Certain Environmental Matters.  Mortgagor shall comply with the terms and covenants of that certain Environmental Indemnity Agreement dated of even date herewith (the "Environmental Agreement").

(o) Further Assurances.  Mortgagor will, promptly on request of Mortgagee, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Mortgage or any other Loan Document; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further mortgages of trust, security agreements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property) or as deemed advisable by Mortgagee to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Mortgagee to enable Mortgagee to comply with the requirements or requests of any agency having jurisdiction over Mortgagee or any examiners of such agencies with respect to the indebtedness secured hereby, Mortgagor or the Property.  Mortgagor shall pay all costs connected with any of the foregoing, which shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage.

(p) Fees and Expenses.  Without limitation of any other provision of this Mortgage or of any other Loan Document and to the extent not prohibited by applicable law, Mortgagor will pay, and will reimburse to Mortgagee and/or Mortgagee on demand to the extent paid by Mortgagee and/or Mortgagee: (i) all appraisal fees, filing, registration and recording fees, recordation, transfer and other taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, judgment and tax lien search fees, escrow fees, reasonable attorneys' fees, reasonable architect fees, reasonable engineer fees, reasonable construction consultant fees, reasonable environmental inspection fees, survey fees, and all other reasonable costs and expenses of every character incurred by Mortgagor or Mortgagee and/or Mortgagee in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the loan evidenced by the Loan Documents, and any and all amendments and supplements to this Mortgage, the Note or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Mortgagor as owner of the Property; and (ii) all costs and expenses, including reasonable attorneys' fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the defense of any right or remedy or the enforcement of any obligation of Mortgagor, hereunder or under any other Loan Document.

(q) Indemnification.

(i) Mortgagor will indemnify and hold harmless Mortgagee  from and against, and reimburse them on demand for, any and all Indemnified Matters (hereinafter defined).  For purposes of this paragraph (p), the term "Mortgagee"  shall include and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Mortgagee.  Without limitation, the foregoing indemnities shall apply to each indemnified person with respect to matters which in whole or in part are caused by or arise out of the negligence of such (and/or any other) indemnified person.  However, such indemnities shall not apply to a particular indemnified person to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that indemnified person.  Any amount to be paid under this paragraph (p) by Mortgagor to Mortgagee  shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee  pursuant to this Mortgage.  Nothing in this paragraph, elsewhere in this Mortgage or in any other Loan Document shall limit or impair any rights or remedies of Mortgagee (including without limitation any rights of contribution or indemnification) against Mortgagor or any other person under any other provision of this Mortgage, any other Loan Document, any other agreement or any applicable Legal Requirement.

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(ii) As used herein, the term "Indemnified Matters" means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, fines, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Mortgagee at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Property or with this Mortgage or any other Loan Document, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever at any time on or before the Release Date (hereinafter defined), any act performed or omitted to be performed hereunder or under any other Loan Document, any breach by Mortgagor of any representation, warranty, covenant, agreement or condition contained in this Mortgage or in any other Loan Document, any default as defined herein, any claim under or with respect to any Lease (hereinafter defined) or arising under the Environmental Agreement.  The term "Release Date" as used herein means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been released, or (ii) the date on which the lien of this Mortgage is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Mortgagor and Mortgagor's heirs, devisees, representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice.  The indemnities in this paragraph (p) shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, the repayment of the Secured Indebtedness, the termination of any and all Swap Transactions, the discharge and release of this Mortgage and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

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(r) Records and Financial Reports.  Mortgagor will keep accurate books and records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made with respect to the Property and the operation thereof, and will permit all such books and records, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics to be inspected and copied, and the Property to be inspected and photographed, by Mortgagee and its representatives during normal business hours and at any other reasonable times.  Without limitation of other or additional requirements in any of the other Loan Documents, Mortgagor will furnish to Mortgagee the financial statements required under the Loan Agreement.  Mortgagor will furnish to Mortgagee at Mortgagor's expense all evidence which Mortgagee may from time to time reasonably request as to compliance with all provisions of the Loan Documents.  Any inspection or audit of the Property or the books and records, including recorded data of any kind or nature, regardless of the medium of recording including, without limitation, software, writings, plans, specifications and schematics of Mortgagor, or the procuring of documents and financial and other information, by or on behalf of Mortgagee shall be for Mortgagee's protection only, and shall not constitute any assumption of responsibility to Mortgagor or anyone else with regard to the condition, construction, maintenance or operation of the Property nor Mortgagee's approval of any certification given to Mortgagee nor relieve Mortgagor of any of Mortgagor's obligations.  Mortgagee may from time to time assign or grant participations in the Secured Indebtedness and Mortgagor consents to the delivery by Mortgagee to any acquirer or prospective acquirer of any interest or participation in or with respect to all or part of the Secured Indebtedness such information as Mortgagee now or hereafter has relating to the Property, Mortgagor, any party obligated for payment of any part of the Secured Indebtedness, any tenant or guarantor under any lease affecting any part of the Property and any agent or guarantor under any management agreement affecting any part of the Property.

(s) Taxes on Note or Mortgage.  Mortgagor will promptly pay all income, franchise and other taxes owing by Mortgagor and any stamp, documentary, recordation and transfer taxes or other taxes (unless such payment by Mortgagor is prohibited by law) which may be required to be paid with respect to the Note, this Mortgage or any other instrument evidencing or securing any of the Secured Indebtedness.  In the event of the enactment after this date of any law of any governmental entity applicable to Mortgagee, the Note, the Property or this Mortgage deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Mortgage or the Secured Indebtedness or Mortgagee, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes, assessments, charges or liens, or reimburse Mortgagee therefor; provided, however, that if in the opinion of counsel for Mortgagee (i) it might be unlawful to require Mortgagor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the Secured Indebtedness to be and become due and payable sixty (60) days from the giving of such notice.

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(t) Statement Concerning Note or Mortgage.  Mortgagor shall at any time and from time to time furnish within seven (7) days of request by Mortgagee a written statement in such form as may be required by Mortgagee stating that (i) the Note, this Mortgage and the other Loan Documents are valid and binding obligations of Mortgagor, enforceable against Mortgagor in accordance with their terms; (ii) the unpaid principal balance of the Note; (iii) the date to which interest on the Note is paid; (iv) the Note, this Mortgage and the other Loan Documents have not been released, subordinated or modified; and (v) there are no offsets or defenses against the enforcement of the Note, this Mortgage or any other Loan Document.  If any of the foregoing statements are untrue, Mortgagor shall, alternatively, specify the reasons therefor.  Mortgagee shall at any time and from time to time furnish within seven (7) days of request by Mortgagor a written statement stating (i) the unpaid principal balance of the Note and (ii) the date to which interest on the Note is paid.

(u) Trust Fund; Lien Laws.  Mortgagor will receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the "cost of improvement", as such quoted term is defined in the New York Lien Law) and will apply the same first to the payment of such costs before using any part of the total of the same for any other purpose and, will comply with Section 13 of the New York Lien Law.  Mortgagor will indemnify and hold Mortgagee harmless against any loss or liability, cost or expense, including, without limitation, any judgments, reasonable attorney's fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Mortgagor of any applicable lien law including, without limitation, any section of Article 3-A of the New York Lien Law.

Section 2.2. Performance by Mortgagee on Mortgagor's Behalf.  Mortgagor agrees that, if Mortgagor fails to perform any act or to take any action which under any Loan Document Mortgagor is required to perform or take, or to pay any money which under any Loan Document Mortgagor is required to pay, and whether or not the failure then constitutes a default hereunder or thereunder, and whether or not there has occurred any default or defaults hereunder or the Secured Indebtedness has been accelerated, Mortgagee, in Mortgagor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Mortgagee, with interest thereon at the Past Due Rate set forth in the Note, and any money so paid by Mortgagee shall be a demand obligation owing by Mortgagor to Mortgagee (which obligation Mortgagor hereby promises to pay), shall be a part of the indebtedness secured hereby, and Mortgagee, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment.  Mortgagee and its designees shall have the right to enter upon the Property at any time and from time to time for any such purposes.  No such payment or performance by Mortgagee shall waive or cure any default or waive any right, remedy or recourse of Mortgagee.  Any such payment may be made by Mortgagee in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof.  Each amount due and owing by Mortgagor to Mortgagee pursuant to this Mortgage shall bear interest, from the date such amount becomes due until paid, at the rate per annum provided in the Note for interest on past due principal owed on the Note but never in excess of the maximum nonusurious amount permitted by applicable law, which interest shall be payable to Mortgagee on demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby.  The amount and nature of any expense by Mortgagee hereunder and the time when paid shall be fully established by the certificate of Mortgagee or any of Mortgagee's officers or agents.

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Section 2.3. Absence of Obligations of Mortgagee with Respect to Property.  Notwithstanding anything in this Mortgage to the contrary, including, without limitation, the definition of "Property" and/or the provisions of Article 3 hereof, (i) to the extent permitted by applicable law, the Property is composed of Mortgagor's rights, title and interests therein but not Mortgagor's obligations, duties or liabilities pertaining thereto, (ii) Mortgagee neither assumes nor shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of "Property" herein, either prior to or after obtaining title to such Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Mortgagee may, at any time prior to or after the acquisition of title to any portion of the Property as above described, advise any party in writing as to the extent of Mortgagee's interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Property or matters related thereto.  Without limiting the generality of the foregoing, it is understood and agreed that Mortgagee shall have no obligations, duties or liabilities prior to or after acquisition of title to any portion of the Property, as lessee under any lease or purchaser or seller under any contract or option unless Mortgagee elects otherwise by written notification.

Section 2.4. Authorization to File Financing Statements; Power of Attorney.  Mortgagor hereby authorizes Mortgagee at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, required by Mortgagee to establish or maintain the validity, perfection and priority of the security interests granted in this Mortgage.  For purposes of such filings, Mortgagor agrees to furnish any information requested by Mortgagee promptly upon request by Mortgagee.  Mortgagor also ratifies its authorization for Mortgagee to have filed any like initial financing statements, amendments thereto or continuation statements if filed prior to the date of this Mortgage.  Mortgagor hereby irrevocably constitutes and appoints Mortgagee and any officer or agent of Mortgagee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Mortgagor or in Mortgagor's own name to execute in Mortgagor's name any such documents and to otherwise carry out the purposes of this Section 2.4, to the extent that Mortgagor's authorization above is not sufficient.  To the extent permitted by law, Mortgagor hereby ratifies all acts said attorney-in-fact shall lawfully do, have done in the past or cause to be done in the future by virtue hereof.  This power of attorney is a power coupled with an interest and shall be irrevocable.

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ARTICLE 3

Assignment of Rents and Leases

Section 3.1. Assignment.  Mortgagor hereby assigns to Mortgagee all Rents (hereinafter defined) and all of Mortgagor's rights in and under all Leases (hereinafter defined).  So long as no Default (hereinafter defined) has occurred, Mortgagor shall have a license (which license shall terminate automatically and without further notice upon the occurrence of a Default) to collect, but not prior to accrual, the Rents under the Leases and, where applicable, subleases, such Rents to be held in trust for Mortgagee, and to otherwise deal with all Leases as permitted by this Mortgage.  Each month, provided no Default has occurred, Mortgagor may retain such Rents as were collected that month and held in trust for Mortgagee; provided, however, that all Rents collected by Mortgagor shall be applied solely to the ordinary and necessary expenses of owning and operating the Property or paid to Mortgagee.  Upon the revocation of such license, all Rents shall be paid directly to Mortgagee and not through the Mortgagor, all without the necessity of any further action by Mortgagee, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Property or any action for the appointment of a receiver.  Mortgagor hereby authorizes and directs the tenants under the Leases to pay Rents to Mortgagee upon written demand by Mortgagee, without further consent of Mortgagor, without any obligation of such tenants to determine whether a Default has in fact occurred and regardless of whether Mortgagee has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Mortgagee to the tenants.  Any such payments to Mortgagee shall constitute payments to Mortgagor under the Leases, and Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact to do all things, after a Default, which Mortgagor might otherwise do with respect to the Property and the Leases thereon, including, without limitation, (i) collecting Rents with or without suit and applying the same, less expenses of collection, to any of the obligations secured hereunder or to expenses of operating and maintaining the Property (including reasonable reserves for anticipated expenses), at the option of the Mortgagee, all in such manner as may be determined by Mortgagee, or at the option of Mortgagee, holding the same as security for the payment of the Secured Indebtedness, (ii) leasing, in the name of Mortgagor, the whole or any part of the Property which may become vacant, and (iii) employing agents therefor and paying such agents reasonable compensation for their services.  The curing of such Default, unless other Defaults also then exist, shall entitle Mortgagor to recover its aforesaid license to do any such things which Mortgagor might otherwise do with respect to the Property and the Leases thereon and to again collect such Rents.  The powers and rights granted in this paragraph shall be in addition to the other remedies herein provided for upon the occurrence of a Default and may be exercised independently of or concurrently with any of said remedies.  Nothing in the foregoing shall be construed to impose any obligation upon Mortgagee to exercise any power or right granted in this paragraph or to assume any liability under any Lease of any part of the Property and no liability shall attach to Mortgagee for failure or inability to collect any Rents under any such Lease.  The assignment contained in this Section shall become null and void upon the release of this Mortgage.  As used herein: (i) "Lease" means each existing or future lease, sublease (to the extent of Mortgagor's rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, agreement or guaranty; and (ii) "Rents" means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to the proceeds from any negotiated lease termination or buyout of such Lease, liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Property, all of Mortgagor's rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law (hereinafter defined), together with any sums of money that may now or at any time hereafter be or become due and payable to Mortgagor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Mortgagor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Property.

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Section 3.2. Covenants, Representations and Warranties Concerning Leases and Rents.  Mortgagor covenants, represents and warrants that: (a) Mortgagor has good title to, and is the owner of the entire landlord's interest in, the Leases and Rents hereby assigned and authority to assign them; (b) all Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein; (c) neither Mortgagor nor any tenant in the Property is in default under its Lease (and no event has occurred which with the passage of time or notice or both would result in a default under its Lease) or is the subject of any bankruptcy, insolvency or similar proceeding; (d) unless otherwise stated in a Permitted Encumbrance, no Rents or Leases  have been or will be assigned, mortgaged, pledged or otherwise encumbered and no other person has or will acquire any right, title or interest in such Rents or Leases; (e) no Rents have been waived, released, discounted, set off or compromised; (f) except as stated in the Leases, Mortgagor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents; (g) Mortgagor shall perform all of its obligations under the Leases and enforce the tenants' obligations under the Leases to the extent enforcement is prudent under the circumstances; (h) Mortgagor will not without the prior written consent of Mortgagee, enter into any Lease after the date hereof except in accordance with the terms of Exhibit I to the Loan Agreement, or waive, release, discount, set off, compromise, reduce or defer any Rent, receive or collect Rents more than one (1) month in advance, grant any rent-free period to any tenant (except in accordance with the terms of Exhibit I to the Loan Agreement), reduce any Lease term or waive, release or otherwise modify any other material obligation under any Lease, renew or extend any Lease except in accordance with the terms of Exhibit I to the Loan Agreement or in accordance with a right of the tenant thereto in such Lease, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease (except with respect to leases of 5,000 square feet of rentable space or less), or settle or compromise any claim against a tenant under a Lease in bankruptcy or otherwise (except with respect to leases of 5,000 square feet of rentable space or less); (i) Mortgagor will not, without the prior written consent of Mortgagee, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one (1) year or more unless promptly after the cancellation or surrender a new Lease of such premises is made with a new tenant having a credit standing that is satisfactory to Mortgagee, in Mortgagee's judgment, on terms not materially less favorable to lessor than the terms of the terminated or cancelled Lease; (j) Mortgagor will not execute any Lease except in accordance with the Loan Documents and for actual occupancy by the tenant thereunder; (k) Mortgagor shall give prompt notice to Mortgagee, as soon as Mortgagor first obtains notice, of any claim, or the commencement of any action, by any tenant or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, excluding, however, notices of default under residential Leases, and Mortgagor shall defend, at Mortgagor's expense, any proceeding pertaining to any Lease, including, if Mortgagee so requests, any such proceeding to which Mortgagee is a party; (l) Mortgagor shall as often as requested by Mortgagee, within ten (10) days of each request, deliver to Mortgagee a complete rent roll of the Property in such detail as Mortgagee may require and financial statements of the tenants, subtenants and guarantors under the Leases to the extent available to Mortgagor, and deliver to such of the tenants and others obligated under the Leases specified by Mortgagee written notice of the assignment in Section 3.1 hereof in form and content satisfactory to Mortgagee; (m) promptly upon request by Mortgagee, Mortgagor shall deliver to Mortgagee executed originals of all Leases and copies of all records in its possession or control relating thereto; (n) there shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Mortgagee; and (o) Mortgagee may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Mortgage to any Lease, without joinder or consent of, or notice to, Mortgagor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate.  No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lien Mortgagee; and nothing herein shall be construed as subordinating this Mortgage to any Lease.

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Section 3.3. Estoppel Certificates.  All Leases executed after the date hereof shall require the tenant to execute and deliver to Mortgagee an estoppel certificate in form and substance acceptable to Mortgagee not more than thirty (30) days after notice from the Mortgagee.

Section 3.4. No Liability of Mortgagee.  Mortgagee's acceptance of this assignment shall not be deemed to constitute Mortgagee a "mortgagee in possession," nor obligate Mortgagee to appear in or defend any proceeding relating to any Lease or to the Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Mortgagor by any tenant and not as such delivered to and accepted by Mortgagee.  Mortgagee shall not be liable for any injury or damage to person or property in or about the Property, or for Mortgagee's failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive.  Neither the assignment of Leases and Rents nor enforcement of Mortgagee's rights regarding Leases and Rents (including collection of Rents) nor possession of the Property by Mortgagee nor Mortgagee's consent to or approval of any Lease (nor all of the same), shall render Mortgagee liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option.

If Mortgagee seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose.  Mortgagee neither has nor assumes any obligations as lessor or landlord with respect to any Lease.  The rights of Mortgagee under this Article 3 shall be cumulative of all other rights of Mortgagee under the Loan Documents or otherwise.

Reference is hereby made to Section 291-f of the Real Property Law of the State of New York for the purpose of obtaining for Mortgagee the benefits of said Section in connection herewith.

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ARTICLE 4

Default

Section 4.1. Events of Default.  The occurrence of any one of the following shall be a default under this Mortgage ("default" or "Default"):

(a) Failure to Pay Indebtedness.  Any of the Secured Indebtedness or any indebtedness evidenced by the other "Notes" (as defined in the Loan Agreement) is not paid when due, regardless of how such amount may have become due and such default shall have continued for a period of ten (10) days.

(b) Nonperformance of Covenants.  Any covenant, agreement or condition herein or in any other Loan Document (other than covenants otherwise addressed in another paragraph of this Section, such as covenants to pay the Secured Indebtedness) is not fully and timely performed, observed or kept and such failure shall have continued for a period of thirty (30) days after notice thereof shall have been given to Mortgagor by Mortgagee (or such other cure period as may be specified elsewhere in this Mortgage or the other Loan Documents with respect to specific provisions), provided, however, if such default is not susceptible of being cured within such thirty (30) day period and Mortgagor has commenced such cure within such thirty (30) day period and is diligently pursuing such cure to Mortgagee's satisfaction, such thirty (30) day cure period shall be extended, but in no event shall such cure period exceed sixty (60) days, or, in the case of such other documents, such shorter grace period, if any, as may be provided for therein.

(c) Default under other Loan Documents.  The occurrence of a Default under any other Loan Document, including an Early Termination Event as defined in any Master Agreement relating to any Swap Transaction.

(d) Representations.  Any statement, representation or warranty in any of the Loan Documents, or in any financial statement or any other writing heretofore or hereafter delivered to Mortgagee in connection with the Secured Indebtedness is false, misleading or erroneous in any material respect on the date hereof or on the date as of which such statement, representation or warranty is made.

(e) Bankruptcy or Insolvency.  The owner of the Property or any person liable, directly or indirectly, for any of the Secured Indebtedness (or any general partner or joint venturer of such owner or other person):

(i) (A) Executes an assignment for the benefit of creditors, or takes any action in furtherance thereof; or (B) admits in writing its inability to pay, or fails to pay, its debts generally as they become due; or (C) as a debtor, files a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of, Title 11 of the United States Code as now or hereafter in effect or any other federal, state or local law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement, composition, extension or adjustment of debts, or similar laws affecting the rights of creditors (Title 11 of the United States Code and such other laws being herein called "Debtor Relief Laws"), or takes any action in furtherance thereof; or (D) seeks the appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property; or

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(ii) Suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property, and (A) admits, acquiesces in or fails to contest diligently the material allegations thereof, or (B) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it, or (C) in a proceeding under Debtor Relief Laws, the case is converted from one chapter to another, or (D) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or ninety (90) days next following the date of its filing; or

(iii) Conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien (other than as described in subparagraph (iv) below) upon any of its property through legal proceedings which are not vacated and such lien discharged prior to enforcement thereof and in any event within sixty (60) days from the date thereof; or

(iv) Fails to have discharged within a period of thirty (30) days any attachment, sequestration, or similar writ levied upon any of its property; or

(v) Fails to pay immediately any final money judgment against it.

(f) Transfer of the Property.  Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Mortgagor, having a value equal to or greater than the replaced items when new; and (ii) the grant, in the ordinary course of business, of a leasehold interest in a part of the Improvements to a tenant for occupancy, not containing a right or option to purchase and not in contravention of any provision of this Mortgage or of any other Loan Document.  Mortgagee may, in its sole discretion, waive a default under this paragraph, but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following (if any) which Mortgagee may require:  the grantee's integrity, reputation, character, creditworthiness and management ability being satisfactory to Mortgagee in its sole judgment and grantee executing, prior to such sale or transfer, a written assumption agreement containing such terms as Mortgagee may require, a principal paydown on the Note, an increase in the rate of interest payable under the Note, a transfer fee, a modification of the term of the Note, and any other modification of the Loan Documents which Mortgagee may require.  :  NOTICE - THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL AND ANY AND ALL SWAP TRANSACTIONS ARE SUBJECT TO TERMINATION, OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

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(g) Transfer of Assets.  Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the other assets of Mortgagor, excluding the Property, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers in the ordinary course of Mortgagor's business; and (ii) sales or transfers for which Mortgagor receives consideration substantially equivalent to the fair market value of the transferred asset.

(h) Transfer of Ownership of Mortgagor.  Any of the following:

(i) the sale, pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, whether by operation of law or otherwise, of any interest in Mortgagor (if Mortgagor is not a natural person but is a corporation, partnership, limited liability company, trust or other legal entity), without the prior written consent of Mortgagee (including, without limitation, if Mortgagor is a partnership or joint venture, the withdrawal from or admission into it of any general partner or joint venturer); or

(ii) if Mortgagor or Guarantor (or a general partner, member or co-venturer of either of them) is a partnership, joint venture, limited liability company, trust or closely-held corporation, any sale, conveyance, transfer or other disposition of more than 10%, in the aggregate, of any class of the issued and outstanding capital stock of such closely-held corporation or of the beneficial interest of such partnership, venture, limited liability company or trust, or a change of any general partner, joint venturer, member or beneficiary, as the case may be, or, in the event Mortgagor or Guarantor (or a general partner, co-venturer, member or beneficiary, as the case may be, of either of them) is a publicly-held corporation, the sale, conveyance, transfer or other disposition of more than 10%, in the aggregate, of the stock-holdings of any of the five (5) individuals or entities that own the greatest number of shares of each class of issued and outstanding stock, or effectuates or permits a reduction in the aggregate direct and indirect ownership interests of Guarantor in Mortgagor below 50.1%, or effectuates or causes Acadia Realty Trust to fail to control the management of Guarantor and Mortgagor.

(i) Grant of Easement, Etc.  Without the prior written consent of Mortgagee, Mortgagor grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Property, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Loan Documents or does not affect the Property.

(j) Abandonment.  The owner of the Property abandons any of the Property.

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(k) Default Under Other Lien.  A default or event of default occurs under any lien, security interest or assignment covering the Property or any part thereof (whether or not Mortgagee has consented, and without hereby implying Mortgagee's consent, to any such lien, security interest or assignment not created hereunder), or the Mortgagee of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

(l) Destruction.  The Property is so demolished, destroyed or damaged that, in the reasonable opinion of Mortgagee, it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time and in any event, prior to the final maturity date of the Note.

(m) Condemnation.  (i) Any governmental authority shall require, or commence any proceeding for, the demolition of any building or structure comprising a part of the Premises, or (ii) there is commenced any proceeding to condemn or otherwise take pursuant to the power of eminent domain, or a contract for sale or a conveyance in lieu of such a taking is executed which provides for the transfer of, a material portion of the Premises, including but not limited to the taking (or transfer in lieu thereof) of any portion which would result in the blockage or substantial impairment of access or utility service to the Improvements or which would cause the Premises to fail to comply with any Legal Requirement.

(n) Liquidation, Etc.  The liquidation, termination, dissolution, merger, consolidation or failure to maintain good standing in the State of New York and/or the state of incorporation or organization, if different (or in the case of an individual, the death or legal incapacity) of the Mortgagor, any owner of the Property or any person obligated to pay any part of the Secured Indebtedness.

(o) Material, Adverse Change.  In Mortgagee's reasonable opinion, the prospect of payment of all or any part of the Secured Indebtedness has been impaired because of a material, adverse change in the financial condition, results of operations, business or properties of the Mortgagor, any owner of the Property or any person liable, directly or indirectly, for any of the Secured Indebtedness, or of any general partner or joint venturer thereof (if such owner or other person is a partnership or joint venture).

(p) Enforceability; Priority.  Any Loan Document shall for any reason without Mortgagee's specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by any party thereto other than Mortgagee; or the liens, mortgages or security interests of Mortgagee in any of the Property become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Mortgagor or any person obligated to pay any part of the Secured Indebtedness.

(q) Other Indebtedness.  A default or event of default occurs under any document executed and delivered in connection with any other indebtedness (to Mortgagee or any other person or entity) of Mortgagor, the owner of the Property, any person obligated to pay any part of the Secured Indebtedness, or any person or entity which guarantees such other indebtedness.

Section 4.2. Notice and Cure.  If any provision of this Mortgage or any other Loan Document provides for Mortgagee to give to Mortgagor any notice regarding a default or incipient default, then if Mortgagee shall fail to give such notice to Mortgagor as provided, the sole and exclusive remedy of Mortgagor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Note and the Secured Indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, if any, and Mortgagor shall have no right to damages or any other type of relief not herein specifically set out against Mortgagee, all of which damages or other relief are hereby waived by Mortgagor.  Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

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ARTICLE 5

Remedies

Section 5.1. Certain Remedies.  If a Default shall occur, Mortgagee may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

(a) Acceleration.  Mortgagee may at any time and from time to time declare any or all of the Secured Indebtedness immediately due and payable and may terminate any and all Swap Transactions.  Upon any such declaration, such Secured Indebtedness shall thereupon be immediately due and payable, and such Swap Transactions shall immediately terminate, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Mortgagor.  Without limitation of the foregoing, upon the occurrence of a default described in clauses (A), (C) or (D) of subparagraph (i) of paragraph (d) of Section 4.1, hereof, all of the Secured Indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice, declaration or act of any kind, all of which are hereby expressly waived by Mortgagor.

(b) Enforcement of Assignment of Rents.  In addition to the rights of Mortgagee under Article 3 hereof, prior or subsequent to taking possession of any portion of the Property or taking any action with respect to such possession, Mortgagee may: (1) collect and/or sue for the Rents in Mortgagee's own name, give receipts and releases therefor, and after deducting all expenses of collection, including attorneys' fees and expenses, apply the net proceeds thereof to the Secured Indebtedness in such manner and order as Mortgagee may elect and/or to the operation and management of the Property, including the payment of management, brokerage and attorney's fees and expenses; and  (2) require Mortgagor to transfer all security deposits and records thereof to Mortgagee together with original counterparts of the Leases.

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(c) Mortgagee's Right to Enter and Take Possession, Operate and Apply Income.

(i) Mortgagee may demand that Mortgagor surrender the actual possession of the Property and upon such demand, Mortgagor shall forthwith surrender same to Mortgagee and, to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all of the Property and may exclude Mortgagor and its agents and employees wholly therefrom.

(ii) If Mortgagor shall for any reason fail to surrender or deliver the Property or any part thereof after Mortgagee's demand, Mortgagee may obtain a judgment or order conferring on Mortgagee the right to immediate possession or requiring the Mortgagor to deliver immediate possession to Mortgagee, to the entry of which judgment or decree the Mortgagor hereby specifically consents.

(iii) Mortgagee may from time to time: (A) continue and complete construction of, hold, store, use, operate, manage and control the Property and conduct the business thereof; (B) make all reasonably necessary maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional personal property; (C) insure or keep the Property insured; (D) exercise all the rights and powers of the Mortgagor in its name or otherwise with respect to the same; and (E) enter into agreements with others (including, without limitation, new Leases or amendments, extensions, or cancellations to existing Leases) all as Mortgagee from time to time may determine in its sole discretion.  Mortgagor hereby constitutes and irrevocably appoints Mortgagee its true and lawful attorney-in-fact, which appointment is coupled with an interest, with full power of substitution, and empowers said attorney or attorneys in the name of Mortgagor, but at the option of said attorney-in-fact, to do any and all acts and execute any and all agreements that Mortgagee may deem necessary or proper to implement and perform any and all of the foregoing.

(d) Uniform Commercial Code.  Mortgagee may exercise any or all of its rights and remedies under the Uniform Commercial Code as adopted by the State of New York as in effect from time to time, (or under the Uniform Commercial Code in force from time to time in any other state to the extent the same is applicable law) or other applicable law as well as all other rights and remedies possessed by Mortgagee, all of which shall be cumulative.  Mortgagee is hereby authorized and empowered to enter the Property or other place where the collateral may be located without legal process, and to take possession of such personal property without notice or demand, which hereby are waived to the maximum extent permitted by the laws of the State of New York.  Upon demand by Mortgagee, Mortgagor shall make such personal property available to Mortgagee at a place reasonably convenient to Mortgagee.  Mortgagee may proceed under the Uniform Commercial Code as to all or any part of such personal property, and in conjunction therewith may exercise all of the rights, remedies and powers of a secured creditor under the Uniform Commercial Code.  Any notification required by the Uniform Commercial Code shall be deemed reasonably and properly given if sent in accordance with the Notice provisions of this Mortgage at least ten (10) days before any sale or other disposition of such personal property.   Mortgagee may choose to dispose of some or all of the property, in any combination consisting of both personal property and Property, in one or more public or private sales to be held in accordance with the Law and procedures applicable to real property, as permitted by Article 9 of the Uniform Commercial Code.  Mortgagor agrees that such a sale of such personal property together with Property constitutes a commercially reasonable sale of such personal property.

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(e) Lawsuits.  Mortgagee may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Property under the judgment or decree of any court or courts of competent jurisdiction.  Mortgagor hereby assents to the passage of a decree for the sale of the Property by any equity court having jurisdiction.

(f) Foreclosure. Mortgagee may:

(1) sell the Mortgaged Property to the extent permitted and pursuant to the procedures provided by law (including, without limitation, in accordance with Article 14 of the New York Real Property Actions and Proceedings Law, regarding which Mortgagor hereby consents and agrees that notices thereunder (including notices of sale) may be given to Mortgagor in any of the manners specified for the giving of notices set forth in Section 6.13, and all estate, right, title and interest, claim and demand thereof, at one (1) or more sales as an entity or in parcels or parts, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; or

(2) institute proceedings for the complete or partial foreclosure hereof; or

(3) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, the Loan Agreement or herein, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

Any sale made hereunder may be as an entirety or in such parcels as Mortgagee may request.  To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law.  If the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the Secured Indebtedness, this Mortgage and the lien hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made and the rights of Mortgagee to foreclose hereunder shall also apply to any future sales.  A sale may cover not only the Property but also personal property and other interests which are a part of the Property, or any part thereof, as a unit and as a part of a single sale, or the sale may be of any part of the Property separately from the remainder of the Property.  After each sale, the Mortgagee shall make to the purchaser or purchasers at such sale good and sufficient conveyances, conveying the property so sold to the purchaser or purchasers in fee simple, subject to the Permitted Encumbrances (and to such leases and other matters, if any), and shall receive the proceeds of said sale or sales and apply the same as herein provided.  In the event any sale hereunder is not completed or is defective in the opinion of Mortgagee, such sale shall not exhaust the rights hereunder and Mortgagee shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by the Mortgagee as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to Mortgagee's having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done by Mortgagee shall be taken as prima facie evidence of the truth of the facts so stated and recited.

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(g) Receiver. Mortgagee may apply to any court of competent jurisdiction to have a receiver appointed to enter upon and take possession of the Property, collect the Rents therefrom and apply the same as the court may direct, such receiver to have all of the rights and powers permitted under the laws of the State of New York.  To the extent permitted by law, the right of the appointment of such receiver shall be a matter of strict right without regard to the value or the occupancy of the Property or the solvency or insolvency of Mortgagor.  The expenses, including receiver's fees, attorneys' fees, costs and agent's commission incurred pursuant to the powers herein contained, together with interest thereon at the default rate under the Note, shall be secured hereby and shall be due and payable by Mortgagor immediately without notice or demand.   Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash or deposits at the time held by, payable, or deliverable under the terms of this Mortgage to the Mortgagee, and the Mortgagee shall have the right to offset the unpaid Secured Indebtedness against any such cash or deposits in such order as Mortgagee may elect.

(h) Termination of Commitment to Lend.  Mortgagee may terminate any commitment or obligation to lend or disburse funds under any Loan Document or enter into any other credit arrangement to or for the benefit of Mortgagor.

(i) Other Rights and Remedies.  Mortgagee may exercise any and all other rights and remedies which Mortgagee may have under the Loan Documents, or at law or in equity or otherwise.

Section 5.2. Application of Proceeds.  Unless otherwise provided by applicable Law, all proceeds from the sale of the Property or any part thereof pursuant to the rights and remedies set forth in this Article 5 and any other proceeds received by Mortgagee from the exercise of any of its other rights and remedies hereunder or under the other Loan Documents shall be applied first to pay all Expenses and next in reduction of the other Secured Indebtedness, in such manner and order as Mortgagee may elect.

Section 5.3. Remedies Cumulative and Concurrent.  No right, power or remedy of Mortgagee as provided in the Note, this Mortgage, or the other Loan Documents is intended to be exclusive of any other right, power, or remedy of Mortgagee, but each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power or remedy available to Mortgagee now or hereafter existing at law or in equity and may be pursued separately, successively or together against Mortgagor, or any endorser, co-maker, surety or guarantor of the Secured Indebtedness, or the Property or any part thereof, or any one or more of them, at the sole discretion of Mortgagee.  The failure of Mortgagee to exercise any such right, power or remedy shall in no event be construed as a waiver or release thereof.

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Section 5.4. Waiver, Delay or Omission.  No waiver of any Default hereunder shall extend to or affect any subsequent or any other Default then existing, or impair any rights, powers or remedies consequent thereon, and no delay or omission of Mortgagee to exercise any right, power or remedy shall be construed to waive any such Default or to constitute acquiescence therein.

Section 5.5. Credit of Mortgagee.  To the maximum extent permitted by the laws of the State of New York, upon any sale made under or by virtue of this Article, Mortgagee may bid for and acquire the Property, or any part thereof, and in lieu of paying cash therefor may apply to the purchase price, any portion of or all of the unpaid Secured Indebtedness in such order as Mortgagee may elect.

Section 5.6. Sale.  Any sale or sales made under or by virtue of this Article shall operate to divest all the estate, right, title, interest, claim and demand whatsoever at law or in equity, of the Mortgagor and all persons, except tenants pursuant to Leases approved by Mortgagee, claiming by, through or under Mortgagor in and to the properties and rights so sold, whether sold to Mortgagee or to others.

Section 5.7. Proofs of Claim.  In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, seizure of the Property by any Governmental Authority, or other judicial proceedings affecting the Mortgagor, any endorser, co-maker, surety, or guarantor of the Secured Indebtedness, or any of their respective properties, the Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claim allowed in such proceedings for the entire unpaid Secured Indebtedness at the date of the institution of such proceedings, and for any additional amounts which may become due and payable after such date.

Section 5.8. Waiver of Redemption, Notice, Marshalling, Etc.  Mortgagor hereby waives and releases, for itself and anyone claiming through, by, or under it, to the maximum extent permitted by the laws of the State of New York:

(i) all benefit that might accrue to Mortgagor by virtue of any present or future law exempting the Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment,

(ii) unless specifically required herein, all notices of default, or Mortgagee's actual exercise of any option or remedy under the Loan Documents, or otherwise, and

(iii) any right to have the Property marshaled.

Section 5.9. Discontinuance of Proceedings.  If Mortgagee shall have proceeded to enforce any right under any Loan Document and such proceedings shall have been discontinued or abandoned for any reason, then except as may be provided in any written agreement between Mortgagor and Mortgagee providing for the discontinuance or abandonment of such proceedings, Mortgagor and Mortgagee shall be restored to their former positions and the rights, remedies and powers of Mortgagee shall continue as if no such proceedings had been instituted.

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Section 5.10. Mortgagee's Actions.  Mortgagee may, at any time without notice to any person and without consideration, do or refrain from doing any or all of the following actions, and neither the Mortgagor, any endorser, co-maker, surety or guarantor of the Secured Indebtedness, nor any other person (hereinafter in this Section collectively referred to as the "Obligor") now or hereafter liable for the payment and performance of the Secured Indebtedness shall be relieved from the payment and performance thereof, unless specifically released in writing by Mortgagee:  (a) renew, extend or modify the terms of the Note, this Mortgage and the other Loan Documents, or any of them; (b) forbear or extend the time for the payment or performance of any or all of the Secured Indebtedness; (c) apply payments by any Obligor to the reduction of the unpaid Secured Indebtedness in such manner, in such amounts, and at such times and in such order and priority as Mortgagee may see fit; (d) release any Obligor; (e) substitute or release in whole or in part the Property or any other collateral or any portion thereof now or hereafter held as security for the Secured Indebtedness without affecting, disturbing or impairing in any manner whatsoever the validity and priority of the lien of this Mortgage upon the Property which is not released or substituted, or the validity and priority of any security interest of the Mortgagee in such other collateral which is not released or substituted; (f) subordinate the lien of this Mortgage or the lien of any other security interest in any other collateral now or hereafter held as security for the Secured Indebtedness; (g) join in the execution of a plat or replat of the Land (provided, however, notwithstanding the foregoing, Mortgagee will join in such plat or replat of the Land so long as such plat or replat is acceptable to Mortgagee); (h) join in and consent to the filing of a declaration of condominium or declaration of restrictive covenants regarding all or any part of the Land; (i) consent to the granting of any easement on the Land; and (j) generally deal with any obligor or any other party as Mortgagee may see fit.

Section 5.11. Other Remedies.  Mortgagee shall have the right from time to time to protect, exercise and enforce any legal or equitable remedy against Mortgagor provided under the Loan Documents or by applicable Laws.

ARTICLE 6

Miscellaneous

Section 6.1. Scope of Mortgage.  This Mortgage is a Mortgage of both real and personal property, a security agreement, an assignment of rents and leases, a financing statement and fixture filing and a collateral assignment, and also covers proceeds and fixtures.

Section 6.2. Effective as a Financing Statement.  This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Property (including said fixtures) is situated.  This Mortgage shall also be effective as a financing statement covering as-extracted collateral (including oil and gas), accounts and general intangibles under the New York Uniform Commercial Code, as in effect from time to time, and the Uniform Commercial Code, as in effect from time to time, in any other state where the Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Property and is to be filed for record in the real estate records of each county where any part of the Property is situated.  This Mortgage shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office.  The mailing address of Mortgagor and the Mortgagee are set forth in the preamble of this Mortgage and the address of Mortgagee from which information concerning the security interests hereunder may be obtained is the address of Mortgagee set forth at the end of this Mortgage.  A carbon, photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Section.

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Section 6.3. Notice to Account Debtors.  In addition to the rights granted elsewhere in this Mortgage, Mortgagee may at any time notify the account debtors or obligors of any accounts, chattel paper, general intangibles, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Mortgagee directly.

Section 6.4. Waiver by Mortgagee.  Mortgagee may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing; (b) consent to Mortgagor's doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor's failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property or any interest therein from the lien and security interest of this Mortgage, without the joinder of Mortgagee; or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party.  No such act shall in any way affect the rights or powers of Mortgagee or Mortgagee hereunder except to the extent specifically agreed to by Mortgagee in such writing.

Section 6.5. No Impairment of Security.  The lien, security interest and other security rights of Mortgagee hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Mortgagee including, but not limited to, any renewal, extension or modification which Mortgagee may grant with respect to any Secured Indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Mortgagee may grant in respect of the Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness.  The taking of additional security by Mortgagee shall not release or impair the lien, security interest or other security rights of Mortgagee hereunder or affect the liability of Mortgagor or of any endorser, guarantor or surety, or improve the right of any junior lien Mortgagee in the Property (without implying hereby Mortgagee's consent to any junior lien).

Section 6.6. Acts Not Constituting Waiver by Mortgagee.  Mortgagee may waive any default without waiving any other prior or subsequent default.  Mortgagee may remedy any default without waiving the default remedied.  Neither failure by Mortgagee to exercise, nor delay by Mortgagee in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the Secured Indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date.  No single or partial exercise by Mortgagee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time.  No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified.  No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances.  Remittances in payment of any part of the Secured Indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Mortgagee in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.  Acceptance by Mortgagee of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder notwithstanding any notation on or accompanying such partial payment to the contrary.

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Section 6.7. Mortgagor's Successors.  If the ownership of the Property or any part thereof becomes vested in a person other than Mortgagor, Mortgagee may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and to the Secured Indebtedness in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby.  No transfer of the Property, no forbearance on the part of Mortgagee, and no extension of the time for the payment of the Secured Indebtedness given by Mortgagee shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby.  Each Mortgagor agrees that it shall be bound by any modification of this Mortgage or any of the other Loan Documents made by Mortgagee and any subsequent owner of the Property, with or without notice to such Mortgagor, and no such modifications shall impair the obligations of such Mortgagor under this Mortgage or any other Loan Document.  Nothing in this Section or elsewhere in this Mortgage shall be construed to imply Mortgagee's consent to any transfer of the Property.

Section 6.8. Place of Payment.  All Secured Indebtedness which may be owing hereunder at any time by Mortgagor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Mortgagee indicated at the end of this Mortgage).

Section 6.9. Subrogation to Existing Liens; Vendor's Lien.  To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Mortgagee at Mortgagor's request, and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or Mortgagee of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the Secured Indebtedness, but the terms and provisions of this Mortgage shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Mortgagee is subrogated hereunder.  It is expressly understood that, in consideration of the payment of such indebtedness by Mortgagee, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness.  If all or any portion of the proceeds of the loan evidenced by the Note or of any other secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Property, no vendor's lien is waived; and Mortgagee shall have, and is hereby granted, a vendor's lien on the Property as cumulative additional security for the secured indebtedness.  Mortgagee may foreclose under this Mortgage or under the vendor's lien without waiving the other or may foreclose under both.

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Section 6.10. Application of Payments to Certain Indebtedness.  If any part of the Secured Indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

Section 6.11. Nature of Loan; Compliance with Usury Laws.  The loan evidenced by the Note is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise.  It is the intent of Mortgagor and Mortgagee and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect.  All agreements between Mortgagee and Mortgagor (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising.  In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Mortgage, the Note or any other Loan Document or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount").  If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document.  If Mortgagee shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Secured Indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Mortgagor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal.  The right to accelerate maturity of the Note or any other Secured Indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Mortgagee does not intend to charge or receive any unearned interest in the event of acceleration.  All interest paid or agreed to be paid to Mortgagee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount.  As used in this Section, the term "applicable law" shall mean the laws of the State of New York or the federal laws of the United States applicable to this transaction, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

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Section 6.12. Releases.

(a) Release of Mortgage.  If all of the Secured Indebtedness is paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed, and all Swap Transactions and all other obligations, if any, of Mortgagee for further advances have been terminated, then, and in that event only, all rights under this Mortgage shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Mortgagee in due form at Mortgagor's cost.  Without limitation, all provisions herein for indemnity of Mortgagee or Mortgagee shall survive discharge of the Secured Indebtedness, the termination of any and all Swap Transactions and any foreclosure, release or termination of this Mortgage.

(b) Partial Releases; No Release in Default.  Partial releases of the lien of this Mortgage shall be made in accordance with the terms and provisions of Exhibit C attached hereto and by this reference made a part hereof, or in accordance with such other terms and conditions as may subsequently be agreed to by Mortgagee.  If no such Exhibit C is attached hereto, then there are no terms and provisions for partial releases, to which Mortgagee and Mortgagor have agreed at this time.  In any event, no partial release shall be sought, requested or required if any Default has occurred which has not been cured.

(c) Effect of Partial Release.  Mortgagee may, regardless of consideration, cause the release of any part of the Property from the lien of this Mortgage without in any manner affecting or impairing the lien or priority of this Mortgage as to the remainder of the Property.

(d) Release Fee.  If permitted by applicable law Mortgagor shall pay to Mortgagee, at the time of each partial or complete release of the lien of this Mortgage, a release fee in the amount of $25.00 if the release instrument is delivered to Mortgagee for execution or $50.00, if Mortgagee is required to prepare the release instrument.  In addition, Mortgagor shall pay to Mortgagee a fee in the amount of $25.00 for each other document or instrument which Mortgagor requires the Mortgagee to execute.

Section 6.13. Notices.  All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile.  Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided that, service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met.  Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt.  This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

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Section 6.14. Invalidity of Certain Provisions.  A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

Section 6.15. Gender; Titles; Construction.  Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.  Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.  The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Mortgage and not to any particular Article, Section, paragraph or provision.  The term "person" and words importing persons as used in this Mortgage shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

Section 6.16. Reporting Compliance.  Mortgagor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Mortgagee to furnish Mortgagee with evidence of such compliance.

Section 6.17. Mortgagee's Consent.  Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Mortgagee is required or requested, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Mortgagee, and Mortgagee shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Mortgagee's judgment, and (b) no approval or consent of Mortgagee shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of Mortgagee.

Section 6.18. Mortgagor.  Unless the context clearly indicates otherwise, as used in this Mortgage, "Mortgagor" means the Mortgagors named in Section 1.1 hereof or any of them.  The obligations of Mortgagor hereunder shall be joint and several.  If any Mortgagor, or any signatory who signs on behalf of any Mortgagor, is a corporation, partnership or other legal entity, Mortgagor and any such signatory, and the person or persons signing for it, represent and warrant to Mortgagee that this instrument is executed, acknowledged and delivered by Mortgagor's duly authorized representatives.  If Mortgagor is an individual, no power of attorney granted by Mortgagor herein shall terminate on Mortgagor's disability.

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Section 6.19. Execution; Recording.  This Mortgage has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument.  The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Mortgage, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Mortgage shall be deemed to be the date reflected on the first page hereof.  Mortgagor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as  or Mortgagee shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

Section 6.20. Successors and Assigns.  The terms, provisions, covenants and conditions hereof shall be binding upon Mortgagor, and the heirs, devisees, representatives, successors and assigns of Mortgagor, and shall inure to the benefit of Mortgagee and shall constitute covenants running with the Land.  All references in this Mortgage to Mortgagor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Mortgagor.

Section 6.21. Modification or Termination.  The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted.  Any alleged modification or termination which is not so documented shall not be effective as to any party.

Section 6.22. No Partnership, Etc.  The relationship between Mortgagee and Mortgagor is solely that of mortgagee and mortgagor.  Mortgagee has no fiduciary or other special relationship with Mortgagor.  Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or special relationship between Mortgagor and Mortgagee or in any way make Mortgagee a co-principal with Mortgagor with reference to the Property. All agreed contractual duties between or among Mortgagee and Mortgagor and  are set forth herein and in the other Loan Documents and any additional implied covenants or duties are hereby disclaimed.  Any inferences to the contrary of any of the foregoing are hereby expressly negated.

Section 6.23. Intentionally Omitted.

Section 6.24. Applicable Law.  THIS MORTGAGE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY NEW YORK LAW AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND PURSUANT TO THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH OTHER JURISDICTION.

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Section 6.25. Entire Agreement.  The Loan Documents constitute the entire understanding and agreement between Mortgagor and Mortgagee with respect to the transactions arising in connection with the Secured Indebtedness and supersede all prior written or oral understandings and agreements between Mortgagor and Mortgagee with respect to the matters addressed in the Loan Documents.  Mortgagor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Mortgagee to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

Section 6.26. Forum.  Mortgagor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court or any United States federal court sitting in the State of New York and to the jurisdiction of any state court or any United States federal court sitting in the state in which any of the Property is located, over any Dispute.  Mortgagor hereby irrevocably waives, to the fullest extent permitted by Law, any objection that Mortgagor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum.  Mortgagor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court or any United States federal court sitting in the State of New York may be made by certified or registered mail, return receipt requested, directed to Mortgagor at its address for notice set forth in this Mortgage, or at a subsequent address of which Mortgagee received actual notice from Mortgagor in accordance with the notice section of this Mortgage, and service so made shall be complete five (5) days after the same shall have been so mailed.  Nothing herein shall affect the right of Mortgagee to serve process in any manner permitted by Law or limit the right of Mortgagee to bring proceedings against Mortgagor in any other court or jurisdiction.

Section 6.27. WAIVER OF JURY TRIAL.  WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES' AGREEMENT TO ARBITRATE ANY DISPUTE AS SET FORTH IN THIS MORTGAGE, TO THE EXTENT ANY DISPUTE IS NOT SUBMITTED TO ARBITRATION OR IS DEEMED BY THE ARBITRATOR OR BY ANY COURT WITH JURISDICTION TO BE NOT ARBITRABLE OR NOT REQUIRED TO BE ARBITRATED, MORTGAGOR AND MORTGAGEE WAIVE TRIAL BY JURY IN RESPECT OF ANY SUCH DISPUTE AND ANY ACTION ON SUCH DISPUTE.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY MORTGAGOR AND MORTGAGEE , AND MORTGAGOR AND MORTGAGEE HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS.  MORTGAGOR AND MORTGAGEE ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL.  MORTGAGOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS MORTGAGE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

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Section 6.28. Cross-Default.  The Loan shall be cross-defaulted with all other loans which Mortgagor shall have from Lenders during the term of the Loan, whether existing as of the date of this Agreement subsequently made.  A default under any of the above-described loans shall constitute a Default under the Loan.  A Default under the Loan shall constitute a Default under the above-described other loans.  To the extent not prohibited by applicable law, if Mortgagee, at its option, avails itself of this cross-default provision, Mortgagee shall have the option to pursue its remedies in any combinations and against any or all of Mortgagee's security for the aforesaid loans, whether successively, concurrently or otherwise.

Section 6.29. Substitute Mortgages.  Mortgagor and Mortgagee shall, upon their mutual agreement to do so, execute such documents as may be necessary in order to effectuate the modification hereof, including the execution of substitute mortgages, so as to create two (2) or more liens on the Mortgaged Property in such amounts as may be mutually agreed upon but in no event to exceed, in the aggregate, the Mortgage Amount; in such event, Mortgagor covenants and agrees to pay the reasonable fees and expenses of Mortgagee and its counsel in connection with any such modification.

Section 6.30. Satisfaction or Assignment of Mortgage.  Upon payment in full of all sums, and the performance of all obligations, secured hereby in accordance with the terms and conditions of this Mortgage and the other Loan documents, Mortgagee shall deliver a satisfaction or release of this Mortgage or, at Mortgagor's option to be exercised in writing, an assignment hereof, in either case in proper form of recording.  As a condition to any such satisfaction or assignment, Mortgagor covenants and agrees to pay Mortgagee's reasonable fees and expenses (including attorneys' fees and expenses) in connection therewith.  Upon any such satisfaction or assignment, Mortgagee shall, automatically and without the need for any other further documentation, be absolutely and unconditionally released from any and all claims or liabilities in connection with the Loan.  In addition, Mortgagor hereby indemnifies and agrees to hold Mortgagee harmless from and against any and all claims and liabilities arising out of the satisfaction or assignment hereof, such indemnification to survive any such satisfaction or assignment.

Section 6.31. New York Provisions.  (a) Mortgagor hereby makes the following statement:  "This Mortgage does not cover real property principally improved or to be improved by one (1) or more structures containing in the aggregate not more than six (6) residential dwelling, each having its own separate cooking facilities."  and (b) the covenants and conditions contained herein, other than those included in the New York Statutory Short Form of Mortgage, shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Real Property Law of the State of New York.

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IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as an instrument under seal as of the date first written on page 1 hereof.

ACADIA CORTLANDT LLC, a Delaware limited liability company

By
Robert Masters
Senior Vice President

STATE OF NEW YORK	)
: ss.:
COUNTY OF NEW YORK	)

On the 29th day of July in the year 2009, before me, the undersigned, a notary public in and for said state, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public
My Commission Expires:

EXHIBIT A

Land

ALL THAT CERTAIN PARCEL OF LAND SITUATE IN THE TOWN OF CORTLANDT, COUNTY OF WESTCHESTER AND STATE OF NEW YORK THAT IS A PORTION OF THOSE LANDS DESIGNATED PARCEL 1, PARCEL 2A AND PARCEL 2B ON THAT CERTAIN "RESUBDIVISION PLAT OF FILED MAP NO. 17837 SECTION 1 MID-WESTCHESTER INDUSTRIAL PARK, INC.," WHICH WAS FILED IN THE WESTCHESTER COUNTY CLERK'S OFFICE ON OCTOBER 15, 1984 AS MAP NO. 21741 THAT IS BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHEASTERLY LINE OF U.S. ROUTE 6 (AKA 5 MILE TURNPIKE AND/OR EAST MAIN STREET AND/OR STATE HIGHWAY 1309) WHERE IT IS MET BY THE LINE DIVIDING THE LANDS HEREIN DESCRIBED ON THE NORTHEAST FROM LANDS DESIGNATED LOT NO. 21 ON THAT CERTAIN "MAP NO. 1 GULL MANOR..," WHICH WAS FILED IN THE WESTCHESTER COUNTY CLERK'S OFFICE ON MARCH 25, 1954 AS MAP NO. 8930, WHICH POINT OCCUPIES COORDINATE POSITION

N 476,045.23 (Y)
E 625,146.49 (X) OF THE NEW YORK STATE COORDINATE SYSTEM, EAST ZONE;

THENCE FROM THE SAID POINT OF BEGINNING NORTHEASTERLY ALONG THE SOUTHEASTERLY LINE OF U.S. ROUTE 6 NORTH 31° 31' 51" EAST 202.41 FEET AND TO A POINT AT THE SOUTHWESTERLY LINE OF LOT NO. 4 SHOWN ON THAT CERTAIN MAP ENTITLED "SECTION NO. 1 MID-WESTCHESTER INDUSTRIAL PARK" WHICH WAS FILED IN THE WESTCHESTER COUNTY CLERK'S OFFICE ON OCTOBER 16, 1972 AS MAP NO. 17837;

THENCE ALONG THE SOUTHWESTERLY, SOUTHEASTERLY AND NORTHEASTERLY LINES OF LOT NO. 4 SHOWN ON FILED MAP NO. 17837 THE FOLLOWING COURSES:

SOUTH 54° 41' 49" EAST 400.00 FEET;
NORTH 35° 15' 51" EAST 200.00 FEET;
NORTH 54° 41' 49" WEST 201.75 FEET TO A POINT AT THE LINE OF LANDS NOW OR FORMERLY OF MOBIL CENTERS, INC;

THENCE ALONG THE SAID MOBIL CENTERS, INC. LANDS:

NORTH 35° 15' 51" EAST 150.02 FEET AND;
NORTH 54° 41' 49" WEST 174.98 FEET TO A POINT;

THENCE STILL ALONG THE SAID LANDS OF MOBIL CENTERS, INC. WESTERLY ON A TANGENT CURVE TO THE LEFT, THE CENTRAL ANGLE OF WHICH IS 90° 02' 20", THE RADIUS OF WHICH 25.00 FEET FOR 39.29 FEET TO ANOTHER POINT ON THE SAID SOUTHEASTERLY LINE OF U.S. ROUTE 6;

THENCE NORTHEASTERLY ONCE AGAIN ALONG THE SAID SOUTHEASTERLY LINE OF U.S. ROUTE 6;

NORTH 35° 15' 51" EAST 103.05 FEET AND;
NORTH 34° 16' 11" EAST 16.52 FEET TO A POINT AT THE LINE OF LANDS NOW OR FORMERLY OF W.W. GEIS, JR.;

THENCE ALONG AND AROUND THE SAID W.W GEIS, JR. LANDS THE FOLLOWING, FIRST TURNING ABOUT AND SOUTHERLY ON A TANGENT CURVE TO THE LEFT, THE CENTRAL ANGLE OF WHICH IS 88° 58' 00", THE RADIUS OF WHICH IS 25.00 FEET FOR 38.82 FEET AND THEN FOLLOWING COURSES:

SOUTH 54° 41' 49" EAST 187.41 FEET;
SOUTH 87° 58' 31" EAST 50.19 FEET;
NORTH 34° 14' 31" EAST 293.26 FEET AND;
NORTH 55° 45' 29" WEST 248.82 FEET TO STILL ANOTHER POINT ON THE SOUTHEASTERLY LINE OF U.S. ROUTE 6;

THENCE NORTHEASTERLY ONCE AGAIN ALONG THE SAID SOUTHEASTERLY LINE OF U.S. ROUTE 6;

NORTH 38° 26' 11" EAST 91.89 FEET AND;

NORTH 36° 40' 11" EAST 175.50 FEET TO A POINT AT THE LINE LAND NOW OR FORMERLY OF HOME DEPOT U.S.A., INC. LANDS, THE FOLLOWING FIRST

SOUTH 53° 24' 23' EAST 28.04 FEET

THEN ON A TANGENT CURVE TO THE RIGHT, THE CENTRAL ANGLE OF WHICH IS 44° 59' 45", THE RADIUS OF WHICH IS 100.00 FEET FOR 78.53 FEET,

THEN SOUTH 08° 24' 38" EAST 170.39 FEET

THEN ON A TANGENT CURVE TO THE RIGHT, THE CENTRAL ANGLE OF WHICH IS 42° 53' 52", THE RADIUS OF WHICH IS 330.00 FEET FOR 245.35 FEET, AND THEN THE FOLLOWING COURSES:

SOUTH 34° 11' 14" WEST 7.14 FEET;
SOUTH 42° 10' 35" EAST 571.35 FEET;
NORTH 81° 40' 00" EAST 752.50 FEET;
NORTH 42° 10' 35" WEST 546.00 FEET;
SOUTH 47° 49' 25" WEST 12.00 FEET;
NORTH 42° 10' 35" WEST 334.49 FEET;
NORTH 47° 49' 25" EAST 64.36 FEET;
NORTH 42° 10' 35" WEST 551.64 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF U.S. ROUTE 6;

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THENCE NORTHEASTERLY ALONG THE SOUTHEASTERLY LINE OF U.S. ROUTE 6 THE FOLLOWING COURSES:

NORTH 43° 07' 31" EAST 240.77 FEET;
NORTH 46° 43' 08" EAST 200.86 FEET;
NORTH 47° 51' 46" EAST 169.07 FEET;
NORTH 54° 16' 42" EAST 77.64 FEET;
NORTH 43° 47' 18" EAST 103.43 FEET;
NORTH 06° 57' 25" EAST 7.49 FEET;
NORTH 44° 52' 56" EAST 141.98 FEET;
NORTH 56° 38' 06" EAST 194.10 FEET;
NORTH 47° 40' 06" EAST 31.98 FEET TO A POINT AT THE LINE DIVIDING PARCEL NO. 2A, ON THE SOUTHWEST FROM PARCEL NO. 1, ON THE NORTHEAST, BOTH AS SHOWN ON SAID FILED MAP NO. 21741, WHICH POINT OCCUPIES COORDINATE POSITION

N 478,107.32 (Y)
E 626,930.25 (X) OF THE NEW YORK STATE COORDINATE SYSTEM, EAST ZONE;

THENCE STILL ALONG THE SOUTHEASTERLY LINE OF U.S. ROUTE 6 THE FOLLOWING COURSES:

NORTH 47° 40' 06" EAST 15.49 FEET;
NORTH 57° 07' 47" EAST 41.34 FEET;
NORTH 46° 37' 24" EAST 65.92 FEET;
NORTH 60° 47' 16" EAST 135.27 FEET;
NORTH 58° 29' 38" EAST 200.48 FEET;
NORTH 76° 26' 07" EAST 65.57 FEET;
NORTH 53° 06' 18" EAST 114.53 FEET;
NORTH 59° 20' 46" EAST 157.01 FEET;
NORTH 67° 37' 05" EAST 102.26 FEET;
NORTH 39° 31' 22" EAST 47.05 FEET;
NORTH 62° 09' 00" EAST 123.28 FEET;
NORTH 59° 26' 00" EAST 57.40 FEET;
NORTH 58° 13' 00" EAST 81.60 FEET;
NORTH 61° 59' 00" EAST 41.60 FEET;
NORTH 38° 58' 00" EAST 17.42 FEET;
NORTH 61° 26' 39" EAST 147.75 FEET;
NORTH 57° 24' 50" EAST 100.18 FEET;
NORTH 63° 24' 40" EAST 64.74 FEET TO A POINT AT THE LINE OF LANDS NOW OR FORMERLY OF BERKO, WHICH POINT OCCUPIES COORDINATE POSITION

N 478.912.07 (Y)
E 628,275.78 (X) OF THE NEW YORK STATE COORDINATE SYSTEM, EAST ZONE;

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THENCE SOUTHERLY ALONG THE SAID BERKO LANDS AND CONTINUING ALONG LANDS NOW OR FORMERLY OF FELDMAN, NOW OR FORMERLY OF BERTINO, AND LANDS NOW OR FORMERLY OF MOHEGAN REALTY CO., THE FOLLOWING FIVE (5) COURSES AND DISTANCES:

SOUTH 8° 21' 49" EAST 184.14 FEET;
SOUTH 7° 23' 59" EAST 204.45 FEET;
SOUTH 8° 27' 49" EAST 457.05 FEET;
SOUTH 7° 57' 49" EAST 226.72 FEET;
SOUTH 8° 03' 49" EAST 841.87 FEET TO LANDS NOW OR FORMERLY OF BOGIN, WHICH POINT OCCUPIES COORDINATE POSITION

N 477,016.99 (Y)
E 628,545.67 (X) OF THE NEW YORK STATE COORDINATE SYSTEM, EAST ZONE;

THENCE ALONG SAID LANDS ON A COURSE OF SOUTH 84° 45' 51" WEST FOR A DISTANCE OF 565.62 FEET TO A POINT THAT IS A CORNER THEREOF, WHICH POINT IS AT THE SOUTHEASTERLY END OF THE LINE DIVIDING PARCEL NO. 2A, ON THE SOUTHWEST FROM PARCEL NO 1, ON THE NORTHEAST, BOTH AS SHOWN ON SAID FILED MAP 21741, WHICH POINT OCCUPIES COORDINATE POSITION

N 476,965.38 (Y)
E 627,982.41 (X) OF THE NEW YORK STATE COORDINATE SYSTEM, EAST ZONE;

THENCE CONTINUING ALONG LANDS NOW OR FORMERLY OF BOGIN AND DEANIN ON A COURSE OF SOUTH 8° 44' 49" EAST FOR A DISTANCE OF 775.84 FEET TO LANDS NOW OR FORMERLY OF MCKEEL;

THENCE ALONG THE SAID MCKEEL LANDS AND IN PART ALONG THE ORIGINAL CENTER LINE OF A BROOK AS THE SAID CENTER LINE APPEARS ON THAT CERTAIN MAP ENTITLED "SURVEY... MIDWESTCHESTER INDUSTRIAL PARK INC...," WHICH WAS FILED IN THE WESTCHESTER COUNTY CLERK'S OFFICE ON JANUARY 24, 1969 ON MAP NO. 16581 THE FOLLOWING COURSES AND DISTANCES:

SOUTH 83° 29' 51" WEST 1204.04 FEET;
SOUTH 64° 31' 01" WEST 35.43 FEET;
SOUTH 87° 29' 41" WEST 100.66 FEET;
SOUTH 79° 30' 01" WEST 100.04 FEET;
SOUTH 80° 21' 21" WEST 99.99 FEET;
SOUTH 82° 37' 11" WEST 219.69 FEET;
SOUTH 81° 10' 01" WEST 102.96 FEET;
SOUTH 74° 14' 51" WEST 99.92 FEET;
SOUTH 75° 42' 31" WEST 81.58 FEET;
SOUTH 73° 18' 21" WEST 101.89 FEET;
SOUTH 87° 12' 21" WEST 100.12 FEET;
SOUTH 89° 38' 51" WEST 100.44 FEET;
SOUTH 84° 23' 51" WEST 107.95 FEET;

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SOUTH 81° 42' 51" WEST 119.29 FEET;
SOUTH 58° 38' 31" WEST 47.83 FEET;
SOUTH 48° 18' 59" WEST 109.79 FEET AND;
NORTH 68° 22' 19" WEST 32.81 FEET TO A POINT AT THE LINE OF LANDS NOW OR FORMERLY OF SHELBY-COLERIDGE HOLDING CORP;

THENCE ALONG THE SAID SHELBY-COLERIDGE HOLDING CORP. LANDS AND ALONG THE NORTHEASTERLY LINES OF LOT NO. 19 AND LOT 21 AS SHOWN ON THE AFOREMENTIONED "MAP NO. 1 GULL MANOR...'' FILED MAP NO. 8930, THE FOLLOWING COURSES:

NORTH 68° 14' 09" WEST 17.28 FEET;
SOUTH 89° 44' 51" WEST 61.00 FEET;
NORTH 46° 00' 09" WEST 54.45 FEET;
NORTH 61° 11' 09" WEST 72.08 FEET;
NORTH 55° 43' 09" WEST 93.25 FEET TO THE AFOREMENTIONED SOUTHEASTERLY LINE OF U.S. ROUTE 6 AND THE POINT OR PLACE OF BEGINNING.

TOGETHER WITH THE BENEFITS AND SUBJECT TO THE BURDENS OF THE GRANT OF SANITARY SEWER EASEMENT MADE BY AND BETWEEN HARDEE'S AND MID-WESTCHESTER INDUSTRIAL PARK, INC. RECORDED IN LIBER 7137 PAGE 92.

TOGETHER WITH THE BENEFITS OF THE EASEMENT RECORDED IN THE WESTCHESTER COUNTY CLERK'S LIBER 7099 OF DEEDS AT PAGE 228 AND REPEATED IN LIBER 7143 OF DEEDS AT PAGE 449 AND LIBER 7235 OF DEEDS AT PAGE 88.

TOGETHER WITH THE BENEFITS OF THE DECLARATION AND GRANT OF RECIPROCAL EASEMENTS MADE BY CORTLANDT TOWN CENTER LIMITED PARTNERSHIP AND RECORDED IN THE WESTCHESTER COUNTY CLERK'S LIBER 11673 OF DEEDS AT PAGE 78.

TOGETHER WITH THE BENEFITS OF THE RECIPROCAL EASEMENT AND OPERATION AGREEMENT MADE BY BETWEEN CORTLANDT TOWN CENTER LIMITED PARTNERSHIP AND HOME DEPOT U.S.A. INC. AND RECORDED IN THE WESTCHESTER COUNTY CLERK'S LIBER 11618 OF DEEDS AT PAGE 1.

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EXHIBIT B

Permitted Encumbrances

Those exceptions set forth in Schedule B of that certain title insurance policy issued by First American Title Insurance Company of New York under their title no. 3008-272268 insuring the lien of this Mortgage.

EXHIBIT C

Partial Release

NONE

[Initial Advance]
NOTE

$45,000,000	July 29, 2009

FOR VALUE RECEIVED, ACADIA CORTLANDT LLC, a Delaware limited liability company ("Borrower", whether one or more) hereby promises to pay to the order of Bank of America, N.A. ("Lender") under that certain Loan Agreement (defined below) among Borrower and Bank of America N.A., a national banking association and administrative agent (together with any and all of its successors and assigns, "Administrative Agent") for the benefit of Lenders from time to time a party to that certain Loan Agreement (the "Loan Agreement") of even date herewith, without offset, in immediately available funds in lawful money of the United States of America, at Administrative Agent's Office as defined in the Loan Agreement, the principal sum of Forty-Five Million Dollars ($45,000,000) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

1. Note; Interest; Payment Schedule and Maturity Date.  This Note is one of the Initial Advance Notes referred to in Loan Agreement and is entitled to the benefits thereof. The entire principal balance of this Note then unpaid shall be due and payable at the times as set forth in the Loan Agreement.  Accrued unpaid interest shall be due and payable at the times and at the interest rate as set forth in the Loan Agreement until all principal and accrued interest owing on this Note shall have been fully paid and satisfied.  Any amount not paid when due and payable hereunder shall, to the extent permitted by applicable Law, bear interest and if applicable a late charge as set forth in the Loan Agreement.

2. Security; Loan Documents.  The security for this Note includes a Mortgage, Assignment of Leases and Rents and Security Agreement in the amount of $45,000,000 (which, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the "Mortgage") dated as of July 29, 2009 from Borrower to Administrative Agent covering certain property in the Town of Cortlandt, Westchester County, New York described therein (the "Property").  This Note, the Mortgage, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the "Loan"), are, as the same have been or may be amended, restated, modified or supplemented from time to time, herein sometimes called individually a "Loan Document" and together the "Loan Documents".

3. Defaults.

(a) It shall be a default ("Default") under this Note and each of the other Loan Documents if (i) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; (ii) any covenant, agreement, condition, representation or warranty herein or in any other Loan Documents is not fully and timely performed, observed or kept; or (iii) there shall occur any default or event of default under the Mortgage or any other Loan Document.  Upon the occurrence of a Default, Administrative Agent on behalf of Lenders shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at Law or in equity.

(b) All of the rights, remedies, powers and privileges (together, "Rights") of Administrative Agent on behalf of Lenders provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at Law or in equity.  The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right.  No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time.  No failure by Administrative Agent or Lenders to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right.  Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Administrative Agent or Lenders to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

(c) If any holder of this Note retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if Borrower sues any holder in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal, interest and any other sums owing to Lenders hereunder and under the other Loan Documents, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including, without limitation, attorneys' fees and expenses, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any guarantor or endorser or any other person primarily or secondarily liable hereunder.

4. Heirs, Successors and Assigns.  The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties.  The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents.  As further provided in the Loan Agreement, a Lender may, at any time, sell, transfer, or assign all or a portion of its interest in this Note, the Mortgage and the other Loan Documents, as set forth in the Loan Agreement.

5. General Provisions.  Time is of the essence with respect to Borrower's obligations under this Note.  If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby.  Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that neither Administrative Agent nor any Lender shall be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the city and county, and venue in the city or county, in which payment is to be made as specified in the first paragraph of Page 1 of this Note, for the enforcement of any and all obligations under this Note and the Loan Documents; (f) waive the benefit of all homestead and similar exemptions as to this Note; (g) agree that their liability under this Note shall not be affected or impaired by any determination that any security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (h) hereby subordinate any and all rights against Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full.  A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.  This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought.  Captions and headings in this Note are for convenience only and shall be disregarded in construing it.  THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY NEW YORK LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

2

6. Notices.  Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

7. No Usury.  It is expressly stipulated and agreed to be the intent of Borrower, Administrative Agent and all Lenders at all times to comply with applicable state Law or applicable United States federal Law (to the extent that it permits a Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state Law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents.  If applicable state or federal Law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Administrative Agent's exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable Law, then it is Administrative Agent's and each Lender's express intent that all excess amounts theretofore collected by Administrative Agent or any Lender shall be credited on the principal balance of this Note and all other indebtedness and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable Law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.  All sums paid or agreed to be paid to Lenders for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable Law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum lawful rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

3

THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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4

IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the date first above written.

ACADIA CORTLANDT LLC, a Delaware limited liability company

By
Robert Masters Senior Vice President

SECTION:	24.10
BLOCK:	1
LOTS:	1, 1.2, 2 and 3
Premises:	Cortlandt Towne Center Shopping Center, Town of Cortlandt

Date:  As of July 29, 2009

MORTGAGE, ASSIGNMENT OF LEASES
AND RENTS AND SECURITY AGREEMENT
("this Mortgage")

FROM

ACADIA CORTLANDT LLC,
a limited liability company organized and existing under the laws of Delaware
("Mortgagor")

Address and Chief
Executive Office of Mortgagor:	c/o Acadia Realty Trust 1311 Mamaroneck Avenue, Suite 260 White Plains, New York 10605

TO

BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent
("Mortgagee")

Address of Mortgagee:	One Bryant Park, 35th Floor New York, New York 10036

Mortgage Amount:   $2,000,000

This instrument prepared by, and after recording please return to:
Schiff Hardin LLP
900 Third Avenue, 23rd Floor
New York, New York 10022
Attention:   Paul G. Mackey, Esq.

THE AMOUNT OF THIS MORTGAGE IS $2,000,000.

MORTGAGE, ASSIGNMENT OF
LEASES AND RENTS, AND SECURITY AGREEMENT

THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this "Mortgage") is made as of the 29th day of July, 2009, by ACADIA CORTLANDT LLC, a Delaware limited liability company, ("Mortgagor"), in favor of and for the benefit of BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for itself and other lenders pursuant to the Loan Agreement defined below (together with its successors and assigns, "Mortgagee").

ARTICLE 1

Definitions; Granting Clauses; Secured Indebtedness

Section 1.1. Principal Secured.  This Mortgage secures the aggregate principal amount of up to $2,000,000 plus such additional amounts as Mortgagee may from time to time advance subsequent to a default by Mortgagor pursuant to the terms and conditions of this Mortgage, with respect to an obligation secured by a lien or encumbrance prior to the lien of this Mortgage or for the protection of the lien of this Mortgage, together with interest thereon.  In the event that all or any part of the Premises is located in the State of New York, then, notwithstanding the language in the Granting Clause and Section 2.2 or anything else contained herein to the contrary, the maximum amount secured hereby at execution or which under any contingency may become secured hereby at any time hereafter is the Mortgage Amount and all interest, additional interest and late payment and prepayment charges in respect thereof, plus all amounts expended by Mortgagee following a default hereunder in respect of insurance premiums and real estate taxes, and all legal costs or expenses of collection of the debt secured hereby or of the defense or prosecution of the rights and lien created hereby.

Section 1.2. Definitions.

(a) In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

"Additional Interest":  Additional Interest as defined in the Loan Agreement.

"Loan Agreement":  Loan Agreement dated of even date herewith between Mortgagor and Mortgagee, as it may be from time to time amended, restated, modified, extended or supplemented.

"Mortgagor":  Acadia Cortlandt LLC, a Delaware limited liability company, whose address is c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605, and its permitted successors and assigns.

"Promissory Note":  Collectively, the Future Advance Notes, as defined in the Loan Agreement.

Capitalized terms used herein which are not otherwise defined but which are defined in the Loan Agreement shall have the meaning ascribed to them in the Loan Agreement.

Section 1.3. Granting Clause.  In consideration of the provisions of this Mortgage and of the sum of $10.00 cash in hand paid and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the Mortgagor, Mortgagor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN, MORTGAGE, HYPOTHECATE, PLEDGE, DEPOSIT and SET OVER to Mortgagee, with all estate, right, title and interest of Mortgagor in and to the Property (as hereinafter defined), whether now owned or held or hereafter acquired by Mortgagor, to have and hold the Property unto Mortgagee, its successors and assigns forever; and to hold the Property unto Mortgagee in fee simple forever; provided that Mortgagor may retain possession of the Property until the occurrence of an Event of Default; (a) the real property described in Exhibit A which is attached hereto and incorporated herein by reference (the "Land") together with: (i) any and all buildings, structures, improvements, alterations or appurtenances now or hereafter situated or to be situated on the Land (collectively, the "Improvements"); and (ii) all right, title and interest of Mortgagor, now owned or hereafter acquired, in and to (1) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; (3) all options to purchase or lease the Land or the Improvements or any portion thereof or interest therein, and any greater estate in the Land or the Improvements; and (4) all water and water rights, timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause (a) being herein sometimes collectively called the "Premises"); (b)  all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, tangible and intangible (including software embedded therein), now owned or hereafter acquired by Mortgagor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause (b) being herein sometimes collectively called the "Accessories," all of which are hereby declared to be permanent accessions to the Land); (c)  all (i) plans and specifications for the Improvements; (ii) Mortgagor's rights, but not liability for any breach by Mortgagor, under all commitments (including any commitments for financing to pay any of the Secured Indebtedness, as defined below), insurance policies (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity), Swap Transactions (as hereinafter defined), contracts and agreements for the design, construction, operation or inspection of the Improvements and other contracts and general intangibles (including but not limited to payment intangibles, trademarks, trade names, goodwill, software and symbols) related to the Premises or the Accessories or the operation thereof; (iii) deposits and deposit accounts arising from or related to any transactions related to the Premises or the Accessories (including but not limited to Mortgagor's rights in tenants' security deposits, deposits with respect to utility services to the Premises, and any deposits, deposit accounts or reserves hereunder or under any other Loan Documents (hereinafter defined) for taxes, insurance or otherwise), rebates or refunds of impact fees or other taxes, assessments or charges, money, accounts (including deposit accounts), instruments, documents, promissory notes and chattel paper (whether tangible or electronic) arising from or by virtue of any transactions related to the Premises or the Accessories, and any account or deposit account from which Mortgagor may from time to time authorize Mortgagee to debit and/or credit payments due with respect to the Loan or any Swap Transaction, all rights to the payment of money from Mortgagee under any Swap Transaction, and all accounts, deposit accounts and general intangibles, including payment intangibles, described in any Swap Transaction;

(iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of Article 3 hereof); (vi) as-extracted collateral produced from or allocated to the Land including, without limitation, oil, gas and other hydrocarbons and other minerals and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Property which are in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest; and (d) all (i) accounts and proceeds (cash or non-cash and including payment intangibles) of or arising from the properties, rights, titles and interests referred to above in this Section 1.3, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity) relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by condemnation, eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; (ii) all letter-of-credit rights (whether or not the letter of credit is evidenced by a writing) Mortgagor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3; (iii) all commercial tort claims Mortgagor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3; and (iv) other interests of every kind and character which Mortgagor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Section 1.3 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Mortgagor in any of the property referred to above in this Section 1.3 is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Mortgagor in or to the property demised under the lease creating the leasehold estate; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the "Property"), unto Mortgagee, its successors and assigns, in trust, in fee simple forever, subject to the terms, provisions and conditions herein set forth, to secure the obligations of Mortgagor under the Note and Loan Documents (as hereinafter defined) and all other indebtedness and matters defined as "Secured Indebtedness" in Section 1.5 of this Mortgage; PROVIDED, HOWEVER, that if Mortgagor shall promptly pay or cause to be paid to Mortgagee (as hereinafter defined) the principal sum, including all additional advances and all other sums payable by Mortgagor to Mortgagee under the terms of the Loan Documents and shall perform or cause to be performed all the other terms, conditions, agreements and provisions contained in the Loan Documents, all without fraud or delay or deduction or abatement of anything or for any reason, then this Mortgage and the estate hereby granted shall cease, terminate and become void.

Section 1.4. Security Interest.  Mortgagor hereby grants to Mortgagee a security interest in all of the Property which constitutes personal property or fixtures, all proceeds and products thereof, and all supporting obligations ancillary to or arising in any way in connection therewith (herein sometimes collectively called the "Collateral") to secure the obligations of Mortgagor under the Note and Loan Documents and all other indebtedness and matters defined as Secured Indebtedness in Section 1.5 of this Mortgage.  In addition to its rights hereunder or otherwise, Mortgagee shall have all of the rights of a secured party under the New York Uniform Commercial Code, as in effect from time to time, or under the Uniform Commercial Code in force, from time to time, in any other state to the extent the same is applicable law.

Section 1.5. Secured Indebtedness, Note, Loan Documents, Other Obligations.  This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness, duties and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time (collectively the "Secured Indebtedness"): (a) the Promissory Note and all other promissory notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part (such promissory note or promissory notes, whether one or more, as from time to time renewed, extended, supplemented, increased or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter called the "Note", and Mortgagee, or the subsequent Mortgagee at the time in question of the Note or any of the Secured Indebtedness, as hereinafter defined, such Mortgagee continuing to be defined herein as "Mortgagee"); and (b) all interest, Additional Interest, indebtedness, liabilities, duties, covenants, promises and other obligations whether joint or several, direct or indirect, fixed or contingent, liquidated or unliquidated, and the cost of collection of all such amounts, owed by Mortgagor to Mortgagee now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, this Mortgage, the Loan Agreement or any other document now or hereafter evidencing, governing, guaranteeing, securing or otherwise executed in connection with the loan evidenced by the Note, including but not limited to any loan or credit agreement, letter of credit or reimbursement agreement, tri-party financing agreement, Master Agreement relating to any Swap Transactions or other agreement between Mortgagor and Mortgagee, or among Mortgagor, Mortgagee and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Note (the Note, the Mortgage, the Loan Agreement, any Master Agreement relating to any Swap Transactions and any such documents as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the "Loan Documents").  "Swap Transaction" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swap option currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any form of master agreement (the "Master Agreement") published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into between Mortgagee (or its affiliates) and Mortgagor (or its affiliates), together with any related schedules, as amended, supplemented, superseded or replaced from time to time, relating to or governing any or all of the foregoing.

ARTICLE 2

Representations, Warranties and Covenants

Section 2.1. Mortgagor represents, warrants, and covenants as follows:

(a) Payment and Performance.  Mortgagor will make due and punctual payment of the Secured Indebtedness. Mortgagor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Mortgage and the other Loan Documents and will not permit a default to occur hereunder or thereunder.  Time shall be of the essence in this Mortgage.

(b) Title and Permitted Encumbrances.  Mortgagor has, in Mortgagor's own right, and Mortgagor covenants to maintain, lawful, good and marketable title to the Property, is lawfully seized and possessed of the Property and every part thereof, and has the right to convey the same, free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) the matters, if any, set forth under the heading "Permitted Encumbrances" in Exhibit B hereto, which are Permitted Encumbrances only to the extent the same are valid and subsisting and affect the Property, (ii) the liens and security interests evidenced by this Mortgage, (iii) statutory liens for real estate taxes and assessments on the Property which are not yet delinquent, and (iv) other liens and security interests (if any) in favor of Mortgagee (the matters described in the foregoing clauses (i), (ii), (iii) and (iv) being herein called the "Permitted Encumbrances").  Mortgagor, and Mortgagor's successors and assigns, will warrant generally and forever defend title to the Property, subject as aforesaid, to Mortgagee and his successors or substitutes and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof.  Mortgagor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Mortgagee.  Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Mortgagee of any existing or future violation or other breach thereof by Mortgagor, by the Property or otherwise.  No part of the Property constitutes all or any part of the principal residence of Mortgagor if Mortgagor is an individual.  If any right or interest of Mortgagee in the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Mortgagee and Mortgagee, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Mortgagee, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims.  All expenditures so made of every kind and character shall be a demand obligation (which obligation Mortgagor hereby promises to pay) owing by Mortgagor to Mortgagee or Mortgagee (as the case may be), and the party (Mortgagee or Mortgagee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

(c) Taxes and Other Impositions.  Mortgagor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all real estate taxes assessed against the Property or any part thereof, and shall deliver promptly to Mortgagee such evidence of the payment thereof as Mortgagee may require.

(d) Insurance.  Mortgagor shall obtain and maintain at Mortgagor's sole expense: (1) mortgagee title insurance issued to Mortgagee covering the Premises as required by Mortgagee, without exception for mechanics' liens; (2) property insurance with respect to all insurable Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such additional hazards as are presently included in "Special Form" (also known as "all-risk") coverage and against any and all acts of terrorism and such other insurable hazards as Mortgagee may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Mortgagor and Mortgagee from becoming a coinsurer, such insurance to be in "builder's risk" completed value (non-reporting) form during and with respect to any construction (other than construction of customary tenant improvements in existing buildings) on the Premises; (3) if and to the extent any portion of the Improvements is, under the Flood Disaster Protection Act of 1973 ("FDPA"), as it may be amended from time to time, in a Special Flood Hazard Area, within a Flood Zone designated A or V in a participating community, a flood insurance policy in an amount required by Mortgagee, but in no event less than the amount sufficient to meet the requirements of applicable law and the FDPA, as such requirements may from time to time be in effect; (4) general liability insurance, on an "occurrence" basis, against claims for "personal injury" liability, including bodily injury, death or property damage liability, for the benefit of Mortgagor as named insured and Mortgagee as additional insured; (5) statutory workers' compensation insurance with respect to any work on or about the Premises (including employer's liability insurance, if required by Mortgagee), covering all employees of Mortgagor and any contractor; (6) if there is a general contractor, during and with respect to any construction (other than construction of customary tenant improvements in existing buildings) on the Premises, commercial general liability insurance, including products and completed operations coverage, and in other respects similar to that described in clause (4) above, for the benefit of the general contractor as named insured and Mortgagor and Mortgagee as additional insureds, in addition to statutory workers' compensation insurance with respect to any work on or about the Premises (including employer's liability insurance, if required by Mortgagee), covering all employees of the general contractor any contractor; and (7) such other insurance on the Property and endorsements as may from time to time be required by Mortgagee (including but not limited to soft cost coverage, automobile liability insurance, business interruption insurance or delayed rental insurance, boiler and machinery insurance, earthquake insurance, wind insurance, sinkhole coverage, and/or permit to occupy endorsement) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements.

All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, limits and retentions, and in forms satisfactory to Mortgagee, and shall require not less than ten (10) days' prior written notice to Mortgagee of any cancellation for nonpayment of premiums, and not less than thirty (30) days' prior written notice to Mortgagee of any other cancellation or any change of coverage.  All insurance companies must be licensed to do business in the state in which the Property is located and must have an A.M. Best Company financial and performance ratings of A-:IX or better.  All insurance policies maintained, or caused to be maintained, by Mortgagor with respect to the Property, except for general liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Mortgagor or Mortgagee and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.  If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Mortgage or any other Loan Document becomes insolvent or the subject of any petition, case, proceeding or other action pursuant to any Debtor Relief Law, or if in Mortgagee's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Mortgagor shall, in each instance promptly upon its discovery thereof or upon the request of Mortgagee therefor, and at Mortgagor's expense, promptly obtain and deliver to Mortgagee a like policy (or, if and to the extent permitted by Mortgagee, acceptable evidence of insurance) issued by another insurer, which insurer and policy meet the requirements of this Mortgage or such other Loan Document, as the case may be.  Without limiting the discretion of Mortgagee with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Property shall contain a standard mortgagee clause (without contribution) naming Mortgagee as mortgagee with loss proceeds payable to Mortgagee notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named or additional insured; (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Mortgagee under the Loan Documents; or (iv) any change in title to or ownership of the Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents.  The originals of each initial insurance policy (or to the extent permitted by Mortgagee, a copy of the original policy and such evidence of insurance acceptable to Mortgagee) shall be delivered to Mortgagee at the time of execution of this Mortgage, with all premiums fully paid current, and each renewal or substitute policy (or evidence of insurance) shall be delivered to Mortgagee, with all premiums fully paid current, at least ten (10) days before the termination of the policy it renews or replaces.  Mortgagor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Mortgagee evidence satisfactory to Mortgagee of the timely payment thereof.  If any loss occurs at any time when Mortgagor has failed to perform Mortgagor's covenants and agreements in this paragraph with respect to any insurance payable because of loss sustained to any part of the Property whether or not such insurance is required by Mortgagee, Mortgagee shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Mortgagor, to the same extent as if it had been made payable to Mortgagee.  Upon any foreclosure hereof or transfer of title to the Property in extinguishment of the whole or any part of the Secured Indebtedness, all of Mortgagor's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies.  Mortgagee shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property where the loss is estimated by Mortgagee to be $1,000,000 or more, regardless of whether or not such insurance policies are required by Mortgagee, and the expenses incurred by Mortgagee in the adjustment and collection of insurance proceeds shall be a part of the Secured Indebtedness and shall be due and payable to Mortgagee on demand.  Mortgagee shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Mortgagor.  Any such proceeds received by Mortgagee shall, after deduction therefrom of all reasonable expenses actually incurred by Mortgagee, including attorneys' fees, at Mortgagee's option be (1) released to Mortgagor, or (2) applied (upon compliance with such terms and conditions as may be required by Mortgagee) to repair or restoration, either partly or entirely, of the Property so damaged, or (3) applied to the payment of the Secured Indebtedness in such order and manner as Mortgagee, in its sole discretion, may elect, whether or not due.  In any event, the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused.  Mortgagor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.

(e) Application of Insurance Proceeds.   Notwithstanding anything to the contrary set forth in the preceding Section 2.1(d), if the Property is damaged or destroyed and Mortgagee determines that all of the conditions specified hereinafter in this Section have been satisfied, then Mortgagee shall apply the proceeds of insurance (i) first to reimbursing itself for all costs incurred by it in the collection of such proceeds and (ii) second to reimbursing Mortgagor for such actual costs as shall have been incurred by Mortgagor in restoring the Property and shall be approved by Mortgagee.  Insurance proceeds shall be applied to such restoration solely if (A) Mortgagee determines that:  (i) the Property is capable of being suitably restored in accordance with applicable Legal Requirements to the value, condition, character and general utility existing prior to such damage or destruction, and, in any event, to a Loan to Value Ratio of not greater than 70%, provided that this clause (i) shall not apply to insurance proceeds relating to a casualty for which the gross insurance proceeds do not exceed $1,000,000; (ii) sufficient funds are unconditionally available (from proceeds of insurance and/or from funds of Mortgagor) to enable Mortgagor promptly to commence, and thereafter diligently to prosecute to completion, such restoration, provided that this clause (ii) shall not apply to insurance proceeds relating to a casualty for which the gross insurance proceeds do not exceed $1,000,000; (iii) Mortgagor is not in default or in breach of any obligations under any Loan Document, no uncured Default exists under any Loan Document and no facts or circumstances exist that would constitute an Default with the passage of time or the giving of notice or both; and (iv) neither the validity, enforceability nor priority of the lien of this Mortgage shall be adversely affected; (B) Mortgagor has entered into a written agreement, satisfactory in form and substance to Mortgagee, containing such conditions to disbursements as are employed at the time by Mortgagee for construction loans; (C) Mortgagor has delivered to Mortgagee such security as Mortgagee might have reasonably required to assure completion of restoration in accordance with the standards specified above; and (D) Mortgagor has complied with such further reasonable requirements as Mortgagee might have specified.

(f) Reserve for Insurance, Taxes and Assessments.  Upon request of Mortgagee, to secure the payment and performance of the Secured Indebtedness, but not in lieu of such payment and performance, Mortgagor will deposit with Mortgagee a sum equal to real estate taxes, assessments and charges (which charges for the purposes of this paragraph shall include without limitation any recurring charge which could result in a lien against the Property) against the Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Mortgagee and prorated to the end of the calendar month following the month during which Mortgagee's request is made, and thereafter will deposit with Mortgagee, on each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by Mortgagee) to permit Mortgagee to pay at least fifteen (15) days prior to the due date thereof, the next maturing real estate taxes, assessments and charges and premiums for such policies of insurance.  Mortgagee shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments.  Any excess over the amounts required for such purposes shall be held by Mortgagee for future use, applied to any Secured Indebtedness or refunded to Mortgagor, at Mortgagee's option, and any deficiency in such funds so deposited shall be made up by Mortgagor upon demand of Mortgagee.  All such funds so deposited shall bear no interest, may be commingled with the general funds of Mortgagee and shall be applied by Mortgagee toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Mortgagee by Mortgagor (which statements shall be presented by Mortgagor to Mortgagee a reasonable time before the applicable amount is due); provided, however, that, if a Default shall have occurred hereunder, such funds may at Mortgagee's option be applied to the payment of the Secured Indebtedness in the order determined by Mortgagee in its sole discretion, and that Mortgagee may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto.  The conveyance or transfer of Mortgagor's interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Mortgagor's interest in and rights to such funds held by Mortgagee under this paragraph but subject to the rights of Mortgagee hereunder.

(g) Condemnation.  Mortgagor shall notify Mortgagee immediately of any threatened or pending proceeding for condemnation affecting the Property or arising out of damage to the Property, and Mortgagor shall, at Mortgagor's expense, diligently prosecute any such proceedings.  Mortgagee shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice.  Mortgagee shall be entitled to receive all sums which may be awarded or become payable to Mortgagor for the condemnation of the Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Mortgagor for injury or damage to the Property.  Mortgagor shall, promptly upon request of Mortgagee, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Mortgagee to collect and receipt for any such sums.  All such sums are hereby assigned to Mortgagee, and shall, after deduction therefrom of all reasonable expenses actually incurred by Mortgagee, including attorneys' fees, at Mortgagee's option be (1) released to Mortgagor, or (2) applied (upon compliance with such terms and conditions as may be required by Mortgagee) to repair or restoration of the Property so affected, or (3) applied to the payment of the Secured Indebtedness in such order and manner as Mortgagee, in its sole discretion, may elect, whether or not due.  In any event the unpaid portion of the Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused.  Mortgagee shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Mortgagor.  Mortgagee is hereby authorized, in the name of Mortgagor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree.  All costs and expenses (including but not limited to attorneys' fees) incurred by Mortgagee in connection with any condemnation shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage.

(h) Compliance with Legal Requirements.  The Property and the use, operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Legal Requirements (hereinafter defined).  The Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Property to fulfill any requirement of any Legal Requirement.  Mortgagor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Mortgage to rely on the Property or any interest therein to fulfill any requirement of any Legal Requirement.  No improvement upon or use of any part of the Property constitutes a nonconforming use under any zoning law or similar law or ordinance.  Mortgagor has obtained and shall preserve in force all requisite zoning, utility, building, health, environmental and operating permits from the governmental authorities having jurisdiction over the Property.

If Mortgagor receives a notice or claim from any person that the Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Mortgagor will promptly furnish a copy of such notice or claim to Mortgagee.  Mortgagor has received no notice and has no knowledge of any such noncompliance.  As used in this Mortgage:  (i) the term "Legal Requirement" means any Law (hereinafter defined), agreement, covenant, restriction, easement or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company), as any of the same now exists or may be changed or amended or come into effect in the future; and (ii) the term "Law" means any federal, state or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, decision, order, injunction or decree, domestic or foreign.

(i) Maintenance, Repair and Restoration.  Mortgagor will keep the Property in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate.  Notwithstanding the foregoing, Mortgagor will not, without the prior written consent of Mortgagee, (i) remove from the Property any fixtures or personal property covered by this Mortgage except such as is replaced by Mortgagor by an article of equal suitability and value, owned by Mortgagor, free and clear of any lien or security interest (except that created by this Mortgage), or (ii) make any structural alteration to the Property or any other alteration thereto which impairs the value thereof. If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Property, Mortgagor shall give prompt notice thereof to Mortgagee and Mortgagor shall promptly, at Mortgagor's sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, secure the Property as necessary and commence and continue diligently to completion to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.

(j) No Other Liens.   Mortgagor will not, without the prior written consent of Mortgagee, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any  mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Mortgage, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Mortgagee, Mortgagor will cause the same to be promptly discharged and released.  Mortgagor will own all parts of the Property and will not acquire any fixtures, equipment or other property (including software embedded therein) forming a part of the Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Mortgagee.  If Mortgagee consents to the voluntary grant by Mortgagor of any mortgage, lien, security interest, or other encumbrance (hereinafter called "Subordinate Lien") covering any of the Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Lien, any such Subordinate Lien shall contain express covenants to the effect that: (1) the Subordinate Lien is unconditionally subordinate to this Mortgage and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Lien, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Mortgagee; (3) Rents (hereinafter defined), if collected by or for the Mortgagee of the Subordinate Lien, shall be applied first to the payment of the Secured Indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Property in such order as Mortgagee may determine, prior to being applied to any indebtedness secured by the Subordinate Lien; (4) written notice of default under the Subordinate Lien and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Lien or to seek the appointment of a receiver for all or any part of the Property shall be given to Mortgagee with or immediately after the occurrence of any such default or commencement; and (5) neither the Mortgagee of the Subordinate Lien, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Mortgagor's rights hereunder without the prior written consent of Mortgagee.

(k) Operation of Property.  Mortgagor will operate the Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith.  Mortgagor will keep the Property occupied so as not to impair the insurance carried thereon.  Mortgagor will not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.  Mortgagor will not initiate or permit any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirement.  Mortgagor will not impose any easement, restrictive covenant or encumbrance upon the Property, execute or file any subdivision plat or condominium declaration affecting the Property or consent to the annexation of the Property to any municipality, without the prior written consent of Mortgagee.  Mortgagor will not do or suffer to be done any act whereby the value of any part of the Property may be lessened.  Mortgagor will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Property.  Without the prior written consent of Mortgagee, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof.  Mortgagor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment (including software embedded therein) and all debts and charges for utilities servicing the Property) incurred in the construction, maintenance, operation and development of the Property to be promptly paid.

(l) Financial Matters.  Mortgagor is solvent after giving effect to all borrowings contemplated by the Loan Documents and no proceeding under any Debtor Relief Law (hereinafter defined) is pending (or, to Mortgagor's knowledge, threatened) by or against Mortgagor, or any affiliate of Mortgagor, as a debtor.  All reports, statements, plans, budgets, applications, agreements and other data and information heretofore furnished or hereafter to be furnished by or on behalf of Mortgagor to Mortgagee in connection with the loan or loans evidenced by the Loan Documents (including, without limitation, all financial statements and financial information) are and will be true, correct and complete in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading.  No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Mortgagor or, to Mortgagor's knowledge, of any tenant under any lease described therein.  For the purposes of this paragraph, "Mortgagor" shall also include any person liable directly or indirectly for the Secured Indebtedness or any part thereof and any joint venturer or general partner of Mortgagor.

(m) Status of Mortgagor; Suits and Claims; Loan Documents.  If Mortgagor is a corporation, partnership, limited liability company, or other legal entity, Mortgagor is and will continue to be (i) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) authorized to do business in, and in good standing in, each state in which the Property is located, and (iii) possessed of all requisite power and authority to carry on its business and to own and operate the Property.  Each Loan Document executed by Mortgagor has been duly authorized, executed and delivered by Mortgagor, and the obligations thereunder and the performance thereof by Mortgagor in accordance with their terms are and will continue to be within Mortgagor's power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any Legal Requirement or any other document or agreement to which Mortgagor or the Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Mortgagor, or any other person liable, directly or indirectly, for any of the Secured Indebtedness, except as expressly contemplated by the Loan Documents.  There is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Mortgagor's knowledge, threatened) against Mortgagor or against any other person liable directly or indirectly for the Secured Indebtedness or which affects the Property (including, without limitation, any which challenges or otherwise pertains to Mortgagor's title to the Property) or the validity, enforceability or priority of any of the Loan Documents.

There is no judicial or administrative action, suit or proceeding pending (or, to Mortgagor's knowledge, threatened) against Mortgagor, or against any other person liable directly or indirectly for the Secured Indebtedness, except as has been disclosed in writing to Mortgagee in connection with the loan evidenced by the Note.  The Loan Documents constitute legal, valid and binding obligations of Mortgagor enforceable in accordance with their terms, except as the enforceability thereof may be limited by Debtor Relief Laws (hereinafter defined) and except as the availability of certain remedies may be limited by general principles of equity.  Mortgagor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder).  The loan evidenced by the Note is solely for business and/or investment purposes, and is not intended for personal, family, household or agricultural purposes.  Mortgagor further warrants that the proceeds of the Note shall be used for commercial purposes and stipulates that the loan evidenced by the Note shall be construed for all purposes as a commercial loan.  Mortgagor's exact legal name is correctly set forth at the end of this Mortgage.  If Mortgagor is not an individual, Mortgagor is an organization of the type and (if not an unregistered entity) is incorporated in or organized under the laws of the state specified in the introductory paragraph of this Mortgage. If Mortgagor is an unregistered entity (including, without limitation, a general partnership) it is organized under the laws of the state specified in the introductory paragraph of this Mortgage. Mortgagor will not cause or permit any change to be made in its name, identity (including its trade name or names), or corporate or partnership structure, unless Mortgagor shall have notified Mortgagee in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Mortgagee for the purpose of further perfecting or protecting the lien and security interest of Mortgagee in the Property.  In addition, Mortgagor shall not change its corporate or partnership structure without first obtaining the prior written consent of Mortgagee.  Mortgagor's principal place of business and chief executive office, and the place where Mortgagor keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording including, without limitation, software, writings, plans, specifications and schematics concerning the Property, has for the preceding four months (or, if less, the entire period of the existence of Mortgagor) been and will continue to be (unless Mortgagor notifies Mortgagee of any change in writing at least thirty (30) days prior to the date of such change) the address of Mortgagor set forth at the end of this Mortgage.  If Mortgagor is an individual, Mortgagor's principal residence has for the preceding four months been and will continue to be (unless Mortgagor notifies Mortgagee of any change in writing at least thirty (30) days prior to the date of such change) the address of the principal residence of Mortgagor set forth at the end of this Mortgage.  Mortgagor's organizational identification number, if any, assigned by the state of incorporation or organization is correctly set forth on the first page of this Mortgage.  Mortgagor shall promptly notify Mortgagee (i) of any change of its organizational identification number, or (ii) if Mortgagor does not now have an organization identification number and later obtains one, of such organizational identification number.

(n) Certain Environmental Matters.  Mortgagor shall comply with the terms and covenants of that certain Environmental Indemnity Agreement dated of even date herewith (the "Environmental Agreement").

(o) Further Assurances.  Mortgagor will, promptly on request of Mortgagee, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Mortgage or any other Loan Document; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further mortgages of trust, security agreements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property) or as deemed advisable by Mortgagee to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Mortgagee to enable Mortgagee to comply with the requirements or requests of any agency having jurisdiction over Mortgagee or any examiners of such agencies with respect to the indebtedness secured hereby, Mortgagor or the Property.  Mortgagor shall pay all costs connected with any of the foregoing, which shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee pursuant to this Mortgage.

(p) Fees and Expenses.  Without limitation of any other provision of this Mortgage or of any other Loan Document and to the extent not prohibited by applicable law, Mortgagor will pay, and will reimburse to Mortgagee and/or Mortgagee on demand to the extent paid by Mortgagee and/or Mortgagee: (i) all appraisal fees, filing, registration and recording fees, recordation, transfer and other taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, judgment and tax lien search fees, escrow fees, reasonable attorneys' fees, reasonable architect fees, reasonable engineer fees, reasonable construction consultant fees, reasonable environmental inspection fees, survey fees, and all other reasonable costs and expenses of every character incurred by Mortgagor or Mortgagee and/or Mortgagee in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the loan evidenced by the Loan Documents, and any and all amendments and supplements to this Mortgage, the Note or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Mortgagor as owner of the Property; and (ii) all costs and expenses, including reasonable attorneys' fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the defense of any right or remedy or the enforcement of any obligation of Mortgagor, hereunder or under any other Loan Document.

(q) Indemnification.

(i) Mortgagor will indemnify and hold harmless Mortgagee  from and against, and reimburse them on demand for, any and all Indemnified Matters (hereinafter defined).  For purposes of this paragraph (p), the term "Mortgagee"  shall include and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Mortgagee.  Without limitation, the foregoing indemnities shall apply to each indemnified person with respect to matters which in whole or in part are caused by or arise out of the negligence of such (and/or any other) indemnified person.  However, such indemnities shall not apply to a particular indemnified person to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that indemnified person.  Any amount to be paid under this paragraph (p) by Mortgagor to Mortgagee  shall be a demand obligation owing by Mortgagor (which Mortgagor hereby promises to pay) to Mortgagee  pursuant to this Mortgage.  Nothing in this paragraph, elsewhere in this Mortgage or in any other Loan Document shall limit or impair any rights or remedies of Mortgagee (including without limitation any rights of contribution or indemnification) against Mortgagor or any other person under any other provision of this Mortgage, any other Loan Document, any other agreement or any applicable Legal Requirement.

(ii) As used herein, the term "Indemnified Matters" means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, fines, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Mortgagee at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Property or with this Mortgage or any other Loan Document, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever at any time on or before the Release Date (hereinafter defined), any act performed or omitted to be performed hereunder or under any other Loan Document, any breach by Mortgagor of any representation, warranty, covenant, agreement or condition contained in this Mortgage or in any other Loan Document, any default as defined herein, any claim under or with respect to any Lease (hereinafter defined) or arising under the Environmental Agreement.  The term "Release Date" as used herein means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been released, or (ii) the date on which the lien of this Mortgage is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Mortgagor and Mortgagor's heirs, devisees, representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice.  The indemnities in this paragraph (p) shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, the repayment of the Secured Indebtedness, the termination of any and all Swap Transactions, the discharge and release of this Mortgage and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

(r) Records and Financial Reports.  Mortgagor will keep accurate books and records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made with respect to the Property and the operation thereof, and will permit all such books and records, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics to be inspected and copied, and the Property to be inspected and photographed, by Mortgagee and its representatives during normal business hours and at any other reasonable times.  Without limitation of other or additional requirements in any of the other Loan Documents, Mortgagor will furnish to Mortgagee the financial statements required under the Loan Agreement.  Mortgagor will furnish to Mortgagee at Mortgagor's expense all evidence which Mortgagee may from time to time reasonably request as to compliance with all provisions of the Loan Documents.  Any inspection or audit of the Property or the books and records, including recorded data of any kind or nature, regardless of the medium of recording including, without limitation, software, writings, plans, specifications and schematics of Mortgagor, or the procuring of documents and financial and other information, by or on behalf of Mortgagee shall be for Mortgagee's protection only, and shall not constitute any assumption of responsibility to Mortgagor or anyone else with regard to the condition, construction, maintenance or operation of the Property nor Mortgagee's approval of any certification given to Mortgagee nor relieve Mortgagor of any of Mortgagor's obligations.  Mortgagee may from time to time assign or grant participations in the Secured Indebtedness and Mortgagor consents to the delivery by Mortgagee to any acquirer or prospective acquirer of any interest or participation in or with respect to all or part of the Secured Indebtedness such information as Mortgagee now or hereafter has relating to the Property, Mortgagor, any party obligated for payment of any part of the Secured Indebtedness, any tenant or guarantor under any lease affecting any part of the Property and any agent or guarantor under any management agreement affecting any part of the Property.

(s) Taxes on Note or Mortgage.  Mortgagor will promptly pay all income, franchise and other taxes owing by Mortgagor and any stamp, documentary, recordation and transfer taxes or other taxes (unless such payment by Mortgagor is prohibited by law) which may be required to be paid with respect to the Note, this Mortgage or any other instrument evidencing or securing any of the Secured Indebtedness.  In the event of the enactment after this date of any law of any governmental entity applicable to Mortgagee, the Note, the Property or this Mortgage deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Mortgage or the Secured Indebtedness or Mortgagee, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes, assessments, charges or liens, or reimburse Mortgagee therefor; provided, however, that if in the opinion of counsel for Mortgagee (i) it might be unlawful to require Mortgagor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the Secured Indebtedness to be and become due and payable sixty (60) days from the giving of such notice.

(t) Statement Concerning Note or Mortgage.  Mortgagor shall at any time and from time to time furnish within seven (7) days of request by Mortgagee a written statement in such form as may be required by Mortgagee stating that (i) the Note, this Mortgage and the other Loan Documents are valid and binding obligations of Mortgagor, enforceable against Mortgagor in accordance with their terms; (ii) the unpaid principal balance of the Note; (iii) the date to which interest on the Note is paid; (iv) the Note, this Mortgage and the other Loan Documents have not been released, subordinated or modified; and (v) there are no offsets or defenses against the enforcement of the Note, this Mortgage or any other Loan Document.  If any of the foregoing statements are untrue, Mortgagor shall, alternatively, specify the reasons therefor.  Mortgagee shall at any time and from time to time furnish within seven (7) days of request by Mortgagor a written statement stating (i) the unpaid principal balance of the Note and (ii) the date to which interest on the Note is paid.

(u) Trust Fund; Lien Laws.  Mortgagor will receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the "cost of improvement", as such quoted term is defined in the New York Lien Law) and will apply the same first to the payment of such costs before using any part of the total of the same for any other purpose and, will comply with Section 13 of the New York Lien Law.  Mortgagor will indemnify and hold Mortgagee harmless against any loss or liability, cost or expense, including, without limitation, any judgments, reasonable attorney's fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Mortgagor of any applicable lien law including, without limitation, any section of Article 3-A of the New York Lien Law.

Section 2.2. Performance by Mortgagee on Mortgagor's Behalf.  Mortgagor agrees that, if Mortgagor fails to perform any act or to take any action which under any Loan Document Mortgagor is required to perform or take, or to pay any money which under any Loan Document Mortgagor is required to pay, and whether or not the failure then constitutes a default hereunder or thereunder, and whether or not there has occurred any default or defaults hereunder or the Secured Indebtedness has been accelerated, Mortgagee, in Mortgagor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Mortgagee, with interest thereon at the Past Due Rate set forth in the Note, and any money so paid by Mortgagee shall be a demand obligation owing by Mortgagor to Mortgagee (which obligation Mortgagor hereby promises to pay), shall be a part of the indebtedness secured hereby, and Mortgagee, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment.  Mortgagee and its designees shall have the right to enter upon the Property at any time and from time to time for any such purposes.  No such payment or performance by Mortgagee shall waive or cure any default or waive any right, remedy or recourse of Mortgagee.  Any such payment may be made by Mortgagee in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof.  Each amount due and owing by Mortgagor to Mortgagee pursuant to this Mortgage shall bear interest, from the date such amount becomes due until paid, at the rate per annum provided in the Note for interest on past due principal owed on the Note but never in excess of the maximum nonusurious amount permitted by applicable law, which interest shall be payable to Mortgagee on demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby.  The amount and nature of any expense by Mortgagee hereunder and the time when paid shall be fully established by the certificate of Mortgagee or any of Mortgagee's officers or agents.

Section 2.3. Absence of Obligations of Mortgagee with Respect to Property.  Notwithstanding anything in this Mortgage to the contrary, including, without limitation, the definition of "Property" and/or the provisions of Article 3 hereof, (i) to the extent permitted by applicable law, the Property is composed of Mortgagor's rights, title and interests therein but not Mortgagor's obligations, duties or liabilities pertaining thereto, (ii) Mortgagee neither assumes nor shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of "Property" herein, either prior to or after obtaining title to such Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Mortgagee may, at any time prior to or after the acquisition of title to any portion of the Property as above described, advise any party in writing as to the extent of Mortgagee's interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Property or matters related thereto.  Without limiting the generality of the foregoing, it is understood and agreed that Mortgagee shall have no obligations, duties or liabilities prior to or after acquisition of title to any portion of the Property, as lessee under any lease or purchaser or seller under any contract or option unless Mortgagee elects otherwise by written notification.

Section 2.4. Authorization to File Financing Statements; Power of Attorney.  Mortgagor hereby authorizes Mortgagee at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, required by Mortgagee to establish or maintain the validity, perfection and priority of the security interests granted in this Mortgage.  For purposes of such filings, Mortgagor agrees to furnish any information requested by Mortgagee promptly upon request by Mortgagee.  Mortgagor also ratifies its authorization for Mortgagee to have filed any like initial financing statements, amendments thereto or continuation statements if filed prior to the date of this Mortgage.  Mortgagor hereby irrevocably constitutes and appoints Mortgagee and any officer or agent of Mortgagee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Mortgagor or in Mortgagor's own name to execute in Mortgagor's name any such documents and to otherwise carry out the purposes of this Section 2.4, to the extent that Mortgagor's authorization above is not sufficient.  To the extent permitted by law, Mortgagor hereby ratifies all acts said attorney-in-fact shall lawfully do, have done in the past or cause to be done in the future by virtue hereof.  This power of attorney is a power coupled with an interest and shall be irrevocable.

ARTICLE 3

Assignment of Rents and Leases

Section 3.1. Assignment.  Mortgagor hereby assigns to Mortgagee all Rents (hereinafter defined) and all of Mortgagor's rights in and under all Leases (hereinafter defined).

So long as no Default (hereinafter defined) has occurred, Mortgagor shall have a license (which license shall terminate automatically and without further notice upon the occurrence of a Default) to collect, but not prior to accrual, the Rents under the Leases and, where applicable, subleases, such Rents to be held in trust for Mortgagee, and to otherwise deal with all Leases as permitted by this Mortgage.  Each month, provided no Default has occurred, Mortgagor may retain such Rents as were collected that month and held in trust for Mortgagee; provided, however, that all Rents collected by Mortgagor shall be applied solely to the ordinary and necessary expenses of owning and operating the Property or paid to Mortgagee.  Upon the revocation of such license, all Rents shall be paid directly to Mortgagee and not through the Mortgagor, all without the necessity of any further action by Mortgagee, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Property or any action for the appointment of a receiver.  Mortgagor hereby authorizes and directs the tenants under the Leases to pay Rents to Mortgagee upon written demand by Mortgagee, without further consent of Mortgagor, without any obligation of such tenants to determine whether a Default has in fact occurred and regardless of whether Mortgagee has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Mortgagee to the tenants.  Any such payments to Mortgagee shall constitute payments to Mortgagor under the Leases, and Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact to do all things, after a Default, which Mortgagor might otherwise do with respect to the Property and the Leases thereon, including, without limitation, (i) collecting Rents with or without suit and applying the same, less expenses of collection, to any of the obligations secured hereunder or to expenses of operating and maintaining the Property (including reasonable reserves for anticipated expenses), at the option of the Mortgagee, all in such manner as may be determined by Mortgagee, or at the option of Mortgagee, holding the same as security for the payment of the Secured Indebtedness, (ii) leasing, in the name of Mortgagor, the whole or any part of the Property which may become vacant, and (iii) employing agents therefor and paying such agents reasonable compensation for their services.  The curing of such Default, unless other Defaults also then exist, shall entitle Mortgagor to recover its aforesaid license to do any such things which Mortgagor might otherwise do with respect to the Property and the Leases thereon and to again collect such Rents.  The powers and rights granted in this paragraph shall be in addition to the other remedies herein provided for upon the occurrence of a Default and may be exercised independently of or concurrently with any of said remedies.  Nothing in the foregoing shall be construed to impose any obligation upon Mortgagee to exercise any power or right granted in this paragraph or to assume any liability under any Lease of any part of the Property and no liability shall attach to Mortgagee for failure or inability to collect any Rents under any such Lease.  The assignment contained in this Section shall become null and void upon the release of this Mortgage.  As used herein: (i) "Lease" means each existing or future lease, sublease (to the extent of Mortgagor's rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, agreement or guaranty; and (ii) "Rents" means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to the proceeds from any negotiated lease termination or buyout of such Lease, liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Property, all of Mortgagor's rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law (hereinafter defined), together with any sums of money that may now or at any time hereafter be or become due and payable to Mortgagor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Mortgagor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Property.

Section 3.2. Covenants, Representations and Warranties Concerning Leases and Rents.  Mortgagor covenants, represents and warrants that: (a) Mortgagor has good title to, and is the owner of the entire landlord's interest in, the Leases and Rents hereby assigned and authority to assign them; (b) all Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein; (c) neither Mortgagor nor any tenant in the Property is in default under its Lease (and no event has occurred which with the passage of time or notice or both would result in a default under its Lease) or is the subject of any bankruptcy, insolvency or similar proceeding; (d) unless otherwise stated in a Permitted Encumbrance, no Rents or Leases  have been or will be assigned, mortgaged, pledged or otherwise encumbered and no other person has or will acquire any right, title or interest in such Rents or Leases; (e) no Rents have been waived, released, discounted, set off or compromised; (f) except as stated in the Leases, Mortgagor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents; (g) Mortgagor shall perform all of its obligations under the Leases and enforce the tenants' obligations under the Leases to the extent enforcement is prudent under the circumstances; (h) Mortgagor will not without the prior written consent of Mortgagee, enter into any Lease after the date hereof except in accordance with the terms of Exhibit I to the Loan Agreement, or waive, release, discount, set off, compromise, reduce or defer any Rent, receive or collect Rents more than one (1) month in advance, grant any rent-free period to any tenant (except in accordance with the terms of Exhibit I to the Loan Agreement), reduce any Lease term or waive, release or otherwise modify any other material obligation under any Lease, renew or extend any Lease except in accordance with the terms of Exhibit I to the Loan Agreement or in accordance with a right of the tenant thereto in such Lease, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease (except with respect to leases of 5,000 square feet of rentable space or less), or settle or compromise any claim against a tenant under a Lease in bankruptcy or otherwise (except with respect to leases of 5,000 square feet of rentable space or less); (i) Mortgagor will not, without the prior written consent of Mortgagee, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one (1) year or more unless promptly after the cancellation or surrender a new Lease of such premises is made with a new tenant having a credit standing that is satisfactory to Mortgagee, in Mortgagee's judgment, on terms not materially less favorable to lessor than the terms of the terminated or cancelled Lease; (j) Mortgagor will not execute any Lease except in accordance with the Loan Documents and for actual occupancy by the tenant thereunder; (k) Mortgagor shall give prompt notice to Mortgagee, as soon as Mortgagor first obtains notice, of any claim, or the commencement of any action, by any tenant or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, excluding, however, notices of default under residential Leases, and Mortgagor shall defend, at Mortgagor's expense, any proceeding pertaining to any Lease, including, if Mortgagee so requests, any such proceeding to which Mortgagee is a party; (l) Mortgagor shall as often as requested by Mortgagee, within ten (10) days of each request, deliver to Mortgagee a complete rent roll of the Property in such detail as Mortgagee may require and financial statements of the tenants, subtenants and guarantors under the Leases to the extent available to Mortgagor, and deliver to such of the tenants and others obligated under the Leases specified by Mortgagee written notice of the assignment in Section 3.1 hereof in form and content satisfactory to Mortgagee; (m) promptly upon request by Mortgagee, Mortgagor shall deliver to Mortgagee executed originals of all Leases and copies of all records in its possession or control relating thereto; (n) there shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Mortgagee; and (o) Mortgagee may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Mortgage to any Lease, without joinder or consent of, or notice to, Mortgagor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate.  No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lien Mortgagee; and nothing herein shall be construed as subordinating this Mortgage to any Lease.

Section 3.3. Estoppel Certificates.  All Leases executed after the date hereof shall require the tenant to execute and deliver to Mortgagee an estoppel certificate in form and substance acceptable to Mortgagee not more than thirty (30) days after notice from the Mortgagee.

Section 3.4. No Liability of Mortgagee.  Mortgagee's acceptance of this assignment shall not be deemed to constitute Mortgagee a "mortgagee in possession," nor obligate Mortgagee to appear in or defend any proceeding relating to any Lease or to the Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Mortgagor by any tenant and not as such delivered to and accepted by Mortgagee.  Mortgagee shall not be liable for any injury or damage to person or property in or about the Property, or for Mortgagee's failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive.  Neither the assignment of Leases and Rents nor enforcement of Mortgagee's rights regarding Leases and Rents (including collection of Rents) nor possession of the Property by Mortgagee nor Mortgagee's consent to or approval of any Lease (nor all of the same), shall render Mortgagee liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option.

If Mortgagee seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose.  Mortgagee neither has nor assumes any obligations as lessor or landlord with respect to any Lease.  The rights of Mortgagee under this Article 3 shall be cumulative of all other rights of Mortgagee under the Loan Documents or otherwise.

Reference is hereby made to Section 291-f of the Real Property Law of the State of New York for the purpose of obtaining for Mortgagee the benefits of said Section in connection herewith.

ARTICLE 4

Default

Section 4.1. Events of Default.  The occurrence of any one of the following shall be a default under this Mortgage ("default" or "Default"):

(a) Failure to Pay Indebtedness.  Any of the Secured Indebtedness or any indebtedness evidenced by the other "Notes" (as defined in the Loan Agreement) is not paid when due, regardless of how such amount may have become due and such default shall have continued for a period of ten (10) days.

(b) Nonperformance of Covenants.  Any covenant, agreement or condition herein or in any other Loan Document (other than covenants otherwise addressed in another paragraph of this Section, such as covenants to pay the Secured Indebtedness) is not fully and timely performed, observed or kept and such failure shall have continued for a period of thirty (30) days after notice thereof shall have been given to Mortgagor by Mortgagee (or such other cure period as may be specified elsewhere in this Mortgage or the other Loan Documents with respect to specific provisions), provided, however, if such default is not susceptible of being cured within such thirty (30) day period and Mortgagor has commenced such cure within such thirty (30) day period and is diligently pursuing such cure to Mortgagee's satisfaction, such thirty (30) day cure period shall be extended, but in no event shall such cure period exceed sixty (60) days, or, in the case of such other documents, such shorter grace period, if any, as may be provided for therein.

(c) Default under other Loan Documents.  The occurrence of a Default under any other Loan Document, including an Early Termination Event as defined in any Master Agreement relating to any Swap Transaction.

(d) Representations.  Any statement, representation or warranty in any of the Loan Documents, or in any financial statement or any other writing heretofore or hereafter delivered to Mortgagee in connection with the Secured Indebtedness is false, misleading or erroneous in any material respect on the date hereof or on the date as of which such statement, representation or warranty is made.

(e) Bankruptcy or Insolvency.  The owner of the Property or any person liable, directly or indirectly, for any of the Secured Indebtedness (or any general partner or joint venturer of such owner or other person):

(i) (A) Executes an assignment for the benefit of creditors, or takes any action in furtherance thereof; or (B) admits in writing its inability to pay, or fails to pay, its debts generally as they become due; or (C) as a debtor, files a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of, Title 11 of the United States Code as now or hereafter in effect or any other federal, state or local law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement, composition, extension or adjustment of debts, or similar laws affecting the rights of creditors (Title 11 of the United States Code and such other laws being herein called "Debtor Relief Laws"), or takes any action in furtherance thereof; or (D) seeks the appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property; or

(ii) Suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property, and (A) admits, acquiesces in or fails to contest diligently the material allegations thereof, or (B) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it, or (C) in a proceeding under Debtor Relief Laws, the case is converted from one chapter to another, or (D) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or ninety (90) days next following the date of its filing; or

(iii) Conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien (other than as described in subparagraph (iv) below) upon any of its property through legal proceedings which are not vacated and such lien discharged prior to enforcement thereof and in any event within sixty (60) days from the date thereof; or

(iv) Fails to have discharged within a period of thirty (30) days any attachment, sequestration, or similar writ levied upon any of its property; or

(v) Fails to pay immediately any final money judgment against it.

(f) Transfer of the Property.  Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Mortgagor, having a value equal to or greater than the replaced items when new; and (ii) the grant, in the ordinary course of business, of a leasehold interest in a part of the Improvements to a tenant for occupancy, not containing a right or option to purchase and not in contravention of any provision of this Mortgage or of any other Loan Document.  Mortgagee may, in its sole discretion, waive a default under this paragraph, but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following (if any) which Mortgagee may require:  the grantee's integrity, reputation, character, creditworthiness and management ability being satisfactory to Mortgagee in its sole judgment and grantee executing, prior to such sale or transfer, a written assumption agreement containing such terms as Mortgagee may require, a principal paydown on the Note, an increase in the rate of interest payable under the Note, a transfer fee, a modification of the term of the Note, and any other modification of the Loan Documents which Mortgagee may require.  :  NOTICE - THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL AND ANY AND ALL SWAP TRANSACTIONS ARE SUBJECT TO TERMINATION, OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

(g) Transfer of Assets.  Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the other assets of Mortgagor, excluding the Property, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers in the ordinary course of Mortgagor's business; and (ii) sales or transfers for which Mortgagor receives consideration substantially equivalent to the fair market value of the transferred asset.

(h) Transfer of Ownership of Mortgagor.  Any of the following:

(i) the sale, pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, whether by operation of law or otherwise, of any interest in Mortgagor (if Mortgagor is not a natural person but is a corporation, partnership, limited liability company, trust or other legal entity), without the prior written consent of Mortgagee (including, without limitation, if Mortgagor is a partnership or joint venture, the withdrawal from or admission into it of any general partner or joint venturer); or

(ii) if Mortgagor or Guarantor (or a general partner, member or co-venturer of either of them) is a partnership, joint venture, limited liability company, trust or closely-held corporation, any sale, conveyance, transfer or other disposition of more than 10%, in the aggregate, of any class of the issued and outstanding capital stock of such closely-held corporation or of the beneficial interest of such partnership, venture, limited liability company or trust, or a change of any general partner, joint venturer, member or beneficiary, as the case may be, or, in the event Mortgagor or Guarantor (or a general partner, co-venturer, member or beneficiary, as the case may be, of either of them) is a publicly-held corporation, the sale, conveyance, transfer or other disposition of more than 10%, in the aggregate, of the stock-holdings of any of the five (5) individuals or entities that own the greatest number of shares of each class of issued and outstanding stock, or effectuates or permits a reduction in the aggregate direct and indirect ownership interests of Guarantor in Mortgagor below 50.1%, or effectuates or causes Acadia Realty Trust to fail to control the management of Guarantor and Mortgagor.

(i) Grant of Easement, Etc.  Without the prior written consent of Mortgagee, Mortgagor grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Property, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Loan Documents or does not affect the Property.

(j) Abandonment.  The owner of the Property abandons any of the Property.

(k) Default Under Other Lien.  A default or event of default occurs under any lien, security interest or assignment covering the Property or any part thereof (whether or not Mortgagee has consented, and without hereby implying Mortgagee's consent, to any such lien, security interest or assignment not created hereunder), or the Mortgagee of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

(l) Destruction.  The Property is so demolished, destroyed or damaged that, in the reasonable opinion of Mortgagee, it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time and in any event, prior to the final maturity date of the Note.

(m) Condemnation.  (i) Any governmental authority shall require, or commence any proceeding for, the demolition of any building or structure comprising a part of the Premises, or (ii) there is commenced any proceeding to condemn or otherwise take pursuant to the power of eminent domain, or a contract for sale or a conveyance in lieu of such a taking is executed which provides for the transfer of, a material portion of the Premises, including but not limited to the taking (or transfer in lieu thereof) of any portion which would result in the blockage or substantial impairment of access or utility service to the Improvements or which would cause the Premises to fail to comply with any Legal Requirement.

(n) Liquidation, Etc.  The liquidation, termination, dissolution, merger, consolidation or failure to maintain good standing in the State of New York and/or the state of incorporation or organization, if different (or in the case of an individual, the death or legal incapacity) of the Mortgagor, any owner of the Property or any person obligated to pay any part of the Secured Indebtedness.

(o) Material, Adverse Change.  In Mortgagee's reasonable opinion, the prospect of payment of all or any part of the Secured Indebtedness has been impaired because of a material, adverse change in the financial condition, results of operations, business or properties of the Mortgagor, any owner of the Property or any person liable, directly or indirectly, for any of the Secured Indebtedness, or of any general partner or joint venturer thereof (if such owner or other person is a partnership or joint venture).

(p) Enforceability; Priority.  Any Loan Document shall for any reason without Mortgagee's specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by any party thereto other than Mortgagee; or the liens, mortgages or security interests of Mortgagee in any of the Property become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Mortgagor or any person obligated to pay any part of the Secured Indebtedness.

(q) Other Indebtedness.  A default or event of default occurs under any document executed and delivered in connection with any other indebtedness (to Mortgagee or any other person or entity) of Mortgagor, the owner of the Property, any person obligated to pay any part of the Secured Indebtedness, or any person or entity which guarantees such other indebtedness.

Section 4.2. Notice and Cure.  If any provision of this Mortgage or any other Loan Document provides for Mortgagee to give to Mortgagor any notice regarding a default or incipient default, then if Mortgagee shall fail to give such notice to Mortgagor as provided, the sole and exclusive remedy of Mortgagor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Note and the Secured Indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, if any, and Mortgagor shall have no right to damages or any other type of relief not herein specifically set out against Mortgagee, all of which damages or other relief are hereby waived by Mortgagor.  Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

ARTICLE 5

Remedies

Section 5.1. Certain Remedies.  If a Default shall occur, Mortgagee may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

(a) Acceleration.  Mortgagee may at any time and from time to time declare any or all of the Secured Indebtedness immediately due and payable and may terminate any and all Swap Transactions.  Upon any such declaration, such Secured Indebtedness shall thereupon be immediately due and payable, and such Swap Transactions shall immediately terminate, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Mortgagor.  Without limitation of the foregoing, upon the occurrence of a default described in clauses (A), (C) or (D) of subparagraph (i) of paragraph (d) of Section 4.1, hereof, all of the Secured Indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice, declaration or act of any kind, all of which are hereby expressly waived by Mortgagor.

(b) Enforcement of Assignment of Rents.  In addition to the rights of Mortgagee under Article 3 hereof, prior or subsequent to taking possession of any portion of the Property or taking any action with respect to such possession, Mortgagee may: (1) collect and/or sue for the Rents in Mortgagee's own name, give receipts and releases therefor, and after deducting all expenses of collection, including attorneys' fees and expenses, apply the net proceeds thereof to the Secured Indebtedness in such manner and order as Mortgagee may elect and/or to the operation and management of the Property, including the payment of management, brokerage and attorney's fees and expenses; and  (2) require Mortgagor to transfer all security deposits and records thereof to Mortgagee together with original counterparts of the Leases.

(c) Mortgagee's Right to Enter and Take Possession, Operate and Apply Income.

(i) Mortgagee may demand that Mortgagor surrender the actual possession of the Property and upon such demand, Mortgagor shall forthwith surrender same to Mortgagee and, to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all of the Property and may exclude Mortgagor and its agents and employees wholly therefrom.

(ii) If Mortgagor shall for any reason fail to surrender or deliver the Property or any part thereof after Mortgagee's demand, Mortgagee may obtain a judgment or order conferring on Mortgagee the right to immediate possession or requiring the Mortgagor to deliver immediate possession to Mortgagee, to the entry of which judgment or decree the Mortgagor hereby specifically consents.

(iii) Mortgagee may from time to time: (A) continue and complete construction of, hold, store, use, operate, manage and control the Property and conduct the business thereof; (B) make all reasonably necessary maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional personal property; (C) insure or keep the Property insured; (D) exercise all the rights and powers of the Mortgagor in its name or otherwise with respect to the same; and (E) enter into agreements with others (including, without limitation, new Leases or amendments, extensions, or cancellations to existing Leases) all as Mortgagee from time to time may determine in its sole discretion.  Mortgagor hereby constitutes and irrevocably appoints Mortgagee its true and lawful attorney-in-fact, which appointment is coupled with an interest, with full power of substitution, and empowers said attorney or attorneys in the name of Mortgagor, but at the option of said attorney-in-fact, to do any and all acts and execute any and all agreements that Mortgagee may deem necessary or proper to implement and perform any and all of the foregoing.

(d) Uniform Commercial Code.  Mortgagee may exercise any or all of its rights and remedies under the Uniform Commercial Code as adopted by the State of New York as in effect from time to time, (or under the Uniform Commercial Code in force from time to time in any other state to the extent the same is applicable law) or other applicable law as well as all other rights and remedies possessed by Mortgagee, all of which shall be cumulative.  Mortgagee is hereby authorized and empowered to enter the Property or other place where the collateral may be located without legal process, and to take possession of such personal property without notice or demand, which hereby are waived to the maximum extent permitted by the laws of the State of New York.  Upon demand by Mortgagee, Mortgagor shall make such personal property available to Mortgagee at a place reasonably convenient to Mortgagee.  Mortgagee may proceed under the Uniform Commercial Code as to all or any part of such personal property, and in conjunction therewith may exercise all of the rights, remedies and powers of a secured creditor under the Uniform Commercial Code.  Any notification required by the Uniform Commercial Code shall be deemed reasonably and properly given if sent in accordance with the Notice provisions of this Mortgage at least ten (10) days before any sale or other disposition of such personal property.   Mortgagee may choose to dispose of some or all of the property, in any combination consisting of both personal property and Property, in one or more public or private sales to be held in accordance with the Law and procedures applicable to real property, as permitted by Article 9 of the Uniform Commercial Code.  Mortgagor agrees that such a sale of such personal property together with Property constitutes a commercially reasonable sale of such personal property.

(e) Lawsuits.  Mortgagee may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Property under the judgment or decree of any court or courts of competent jurisdiction.  Mortgagor hereby assents to the passage of a decree for the sale of the Property by any equity court having jurisdiction.

(f) Foreclosure. Mortgagee may:

(1) sell the Mortgaged Property to the extent permitted and pursuant to the procedures provided by law (including, without limitation, in accordance with Article 14 of the New York Real Property Actions and Proceedings Law, regarding which Mortgagor hereby consents and agrees that notices thereunder (including notices of sale) may be given to Mortgagor in any of the manners specified for the giving of notices set forth in Section 6.13, and all estate, right, title and interest, claim and demand thereof, at one (1) or more sales as an entity or in parcels or parts, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; or

(2) institute proceedings for the complete or partial foreclosure hereof; or

(3) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, the Loan Agreement or herein, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

Any sale made hereunder may be as an entirety or in such parcels as Mortgagee may request.  To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law.  If the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the Secured Indebtedness, this Mortgage and the lien hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made and the rights of Mortgagee to foreclose hereunder shall also apply to any future sales.  A sale may cover not only the Property but also personal property and other interests which are a part of the Property, or any part thereof, as a unit and as a part of a single sale, or the sale may be of any part of the Property separately from the remainder of the Property.  After each sale, the Mortgagee shall make to the purchaser or purchasers at such sale good and sufficient conveyances, conveying the property so sold to the purchaser or purchasers in fee simple, subject to the Permitted Encumbrances (and to such leases and other matters, if any), and shall receive the proceeds of said sale or sales and apply the same as herein provided.  In the event any sale hereunder is not completed or is defective in the opinion of Mortgagee, such sale shall not exhaust the rights hereunder and Mortgagee shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by the Mortgagee as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to Mortgagee's having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done by Mortgagee shall be taken as prima facie evidence of the truth of the facts so stated and recited.

(g) Receiver. Mortgagee may apply to any court of competent jurisdiction to have a receiver appointed to enter upon and take possession of the Property, collect the Rents therefrom and apply the same as the court may direct, such receiver to have all of the rights and powers permitted under the laws of the State of New York.  To the extent permitted by law, the right of the appointment of such receiver shall be a matter of strict right without regard to the value or the occupancy of the Property or the solvency or insolvency of Mortgagor.  The expenses, including receiver's fees, attorneys' fees, costs and agent's commission incurred pursuant to the powers herein contained, together with interest thereon at the default rate under the Note, shall be secured hereby and shall be due and payable by Mortgagor immediately without notice or demand.   Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash or deposits at the time held by, payable, or deliverable under the terms of this Mortgage to the Mortgagee, and the Mortgagee shall have the right to offset the unpaid Secured Indebtedness against any such cash or deposits in such order as Mortgagee may elect.

(h) Termination of Commitment to Lend.  Mortgagee may terminate any commitment or obligation to lend or disburse funds under any Loan Document or enter into any other credit arrangement to or for the benefit of Mortgagor.

(i) Other Rights and Remedies.  Mortgagee may exercise any and all other rights and remedies which Mortgagee may have under the Loan Documents, or at law or in equity or otherwise.

Section 5.2. Application of Proceeds.  Unless otherwise provided by applicable Law, all proceeds from the sale of the Property or any part thereof pursuant to the rights and remedies set forth in this Article 5 and any other proceeds received by Mortgagee from the exercise of any of its other rights and remedies hereunder or under the other Loan Documents shall be applied first to pay all Expenses and next in reduction of the other Secured Indebtedness, in such manner and order as Mortgagee may elect.

Section 5.3. Remedies Cumulative and Concurrent.  No right, power or remedy of Mortgagee as provided in the Note, this Mortgage, or the other Loan Documents is intended to be exclusive of any other right, power, or remedy of Mortgagee, but each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power or remedy available to Mortgagee now or hereafter existing at law or in equity and may be pursued separately, successively or together against Mortgagor, or any endorser, co-maker, surety or guarantor of the Secured Indebtedness, or the Property or any part thereof, or any one or more of them, at the sole discretion of Mortgagee.  The failure of Mortgagee to exercise any such right, power or remedy shall in no event be construed as a waiver or release thereof.

Section 5.4. Waiver, Delay or Omission.  No waiver of any Default hereunder shall extend to or affect any subsequent or any other Default then existing, or impair any rights, powers or remedies consequent thereon, and no delay or omission of Mortgagee to exercise any right, power or remedy shall be construed to waive any such Default or to constitute acquiescence therein.

Section 5.5. Credit of Mortgagee.  To the maximum extent permitted by the laws of the State of New York, upon any sale made under or by virtue of this Article, Mortgagee may bid for and acquire the Property, or any part thereof, and in lieu of paying cash therefor may apply to the purchase price, any portion of or all of the unpaid Secured Indebtedness in such order as Mortgagee may elect.

Section 5.6. Sale.  Any sale or sales made under or by virtue of this Article shall operate to divest all the estate, right, title, interest, claim and demand whatsoever at law or in equity, of the Mortgagor and all persons, except tenants pursuant to Leases approved by Mortgagee, claiming by, through or under Mortgagor in and to the properties and rights so sold, whether sold to Mortgagee or to others.

Section 5.7. Proofs of Claim.  In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, seizure of the Property by any Governmental Authority, or other judicial proceedings affecting the Mortgagor, any endorser, co-maker, surety, or guarantor of the Secured Indebtedness, or any of their respective properties, the Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claim allowed in such proceedings for the entire unpaid Secured Indebtedness at the date of the institution of such proceedings, and for any additional amounts which may become due and payable after such date.

Section 5.8. Waiver of Redemption, Notice, Marshalling, Etc.  Mortgagor hereby waives and releases, for itself and anyone claiming through, by, or under it, to the maximum extent permitted by the laws of the State of New York:

(i) all benefit that might accrue to Mortgagor by virtue of any present or future law exempting the Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment,

(ii) unless specifically required herein, all notices of default, or Mortgagee's actual exercise of any option or remedy under the Loan Documents, or otherwise, and

(iii) any right to have the Property marshaled.

Section 5.9. Discontinuance of Proceedings.  If Mortgagee shall have proceeded to enforce any right under any Loan Document and such proceedings shall have been discontinued or abandoned for any reason, then except as may be provided in any written agreement between Mortgagor and Mortgagee providing for the discontinuance or abandonment of such proceedings, Mortgagor and Mortgagee shall be restored to their former positions and the rights, remedies and powers of Mortgagee shall continue as if no such proceedings had been instituted.

Section 5.10. Mortgagee's Actions.  Mortgagee may, at any time without notice to any person and without consideration, do or refrain from doing any or all of the following actions, and neither the Mortgagor, any endorser, co-maker, surety or guarantor of the Secured Indebtedness, nor any other person (hereinafter in this Section collectively referred to as the "Obligor") now or hereafter liable for the payment and performance of the Secured Indebtedness shall be relieved from the payment and performance thereof, unless specifically released in writing by Mortgagee:  (a) renew, extend or modify the terms of the Note, this Mortgage and the other Loan Documents, or any of them; (b) forbear or extend the time for the payment or performance of any or all of the Secured Indebtedness; (c) apply payments by any Obligor to the reduction of the unpaid Secured Indebtedness in such manner, in such amounts, and at such times and in such order and priority as Mortgagee may see fit; (d) release any Obligor; (e) substitute or release in whole or in part the Property or any other collateral or any portion thereof now or hereafter held as security for the Secured Indebtedness without affecting, disturbing or impairing in any manner whatsoever the validity and priority of the lien of this Mortgage upon the Property which is not released or substituted, or the validity and priority of any security interest of the Mortgagee in such other collateral which is not released or substituted; (f) subordinate the lien of this Mortgage or the lien of any other security interest in any other collateral now or hereafter held as security for the Secured Indebtedness; (g) join in the execution of a plat or replat of the Land (provided, however, notwithstanding the foregoing, Mortgagee will join in such plat or replat of the Land so long as such plat or replat is acceptable to Mortgagee); (h) join in and consent to the filing of a declaration of condominium or declaration of restrictive covenants regarding all or any part of the Land; (i) consent to the granting of any easement on the Land; and (j) generally deal with any obligor or any other party as Mortgagee may see fit.

Section 5.11. Other Remedies.  Mortgagee shall have the right from time to time to protect, exercise and enforce any legal or equitable remedy against Mortgagor provided under the Loan Documents or by applicable Laws.

ARTICLE 6

Miscellaneous

Section 6.1. Scope of Mortgage.  This Mortgage is a Mortgage of both real and personal property, a security agreement, an assignment of rents and leases, a financing statement and fixture filing and a collateral assignment, and also covers proceeds and fixtures.

Section 6.2. Effective as a Financing Statement.  This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Property (including said fixtures) is situated.  This Mortgage shall also be effective as a financing statement covering as-extracted collateral (including oil and gas), accounts and general intangibles under the New York Uniform Commercial Code, as in effect from time to time, and the Uniform Commercial Code, as in effect from time to time, in any other state where the Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Property and is to be filed for record in the real estate records of each county where any part of the Property is situated.  This Mortgage shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office.  The mailing address of Mortgagor and the Mortgagee are set forth in the preamble of this Mortgage and the address of Mortgagee from which information concerning the security interests hereunder may be obtained is the address of Mortgagee set forth at the end of this Mortgage.  A carbon, photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Section.

Section 6.3. Notice to Account Debtors.  In addition to the rights granted elsewhere in this Mortgage, Mortgagee may at any time notify the account debtors or obligors of any accounts, chattel paper, general intangibles, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Mortgagee directly.

Section 6.4. Waiver by Mortgagee.  Mortgagee may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing; (b) consent to Mortgagor's doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor's failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property or any interest therein from the lien and security interest of this Mortgage, without the joinder of Mortgagee; or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party.  No such act shall in any way affect the rights or powers of Mortgagee or Mortgagee hereunder except to the extent specifically agreed to by Mortgagee in such writing.

Section 6.5. No Impairment of Security.  The lien, security interest and other security rights of Mortgagee hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Mortgagee including, but not limited to, any renewal, extension or modification which Mortgagee may grant with respect to any Secured Indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Mortgagee may grant in respect of the Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness.  The taking of additional security by Mortgagee shall not release or impair the lien, security interest or other security rights of Mortgagee hereunder or affect the liability of Mortgagor or of any endorser, guarantor or surety, or improve the right of any junior lien Mortgagee in the Property (without implying hereby Mortgagee's consent to any junior lien).

Section 6.6. Acts Not Constituting Waiver by Mortgagee.  Mortgagee may waive any default without waiving any other prior or subsequent default.  Mortgagee may remedy any default without waiving the default remedied.  Neither failure by Mortgagee to exercise, nor delay by Mortgagee in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the Secured Indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date.  No single or partial exercise by Mortgagee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time.  No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified.  No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances.  Remittances in payment of any part of the Secured Indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Mortgagee in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.  Acceptance by Mortgagee of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder notwithstanding any notation on or accompanying such partial payment to the contrary.

Section 6.7. Mortgagor's Successors.  If the ownership of the Property or any part thereof becomes vested in a person other than Mortgagor, Mortgagee may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and to the Secured Indebtedness in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby.  No transfer of the Property, no forbearance on the part of Mortgagee, and no extension of the time for the payment of the Secured Indebtedness given by Mortgagee shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby.  Each Mortgagor agrees that it shall be bound by any modification of this Mortgage or any of the other Loan Documents made by Mortgagee and any subsequent owner of the Property, with or without notice to such Mortgagor, and no such modifications shall impair the obligations of such Mortgagor under this Mortgage or any other Loan Document.  Nothing in this Section or elsewhere in this Mortgage shall be construed to imply Mortgagee's consent to any transfer of the Property.

Section 6.8. Place of Payment.  All Secured Indebtedness which may be owing hereunder at any time by Mortgagor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Mortgagee indicated at the end of this Mortgage).

Section 6.9. Subrogation to Existing Liens; Vendor's Lien.  To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Mortgagee at Mortgagor's request, and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or Mortgagee of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the Secured Indebtedness, but the terms and provisions of this Mortgage shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Mortgagee is subrogated hereunder.  It is expressly understood that, in consideration of the payment of such indebtedness by Mortgagee, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness.  If all or any portion of the proceeds of the loan evidenced by the Note or of any other secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Property, no vendor's lien is waived; and Mortgagee shall have, and is hereby granted, a vendor's lien on the Property as cumulative additional security for the secured indebtedness.  Mortgagee may foreclose under this Mortgage or under the vendor's lien without waiving the other or may foreclose under both.

Section 6.10. Application of Payments to Certain Indebtedness.  If any part of the Secured Indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

Section 6.11. Nature of Loan; Compliance with Usury Laws.  The loan evidenced by the Note is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise.  It is the intent of Mortgagor and Mortgagee and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect.  All agreements between Mortgagee and Mortgagor (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising.  In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Mortgage, the Note or any other Loan Document or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount").  If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document.  If Mortgagee shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Secured Indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Mortgagor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal.  The right to accelerate maturity of the Note or any other Secured Indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Mortgagee does not intend to charge or receive any unearned interest in the event of acceleration.  All interest paid or agreed to be paid to Mortgagee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount.  As used in this Section, the term "applicable law" shall mean the laws of the State of New York or the federal laws of the United States applicable to this transaction, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

Section 6.12. Releases.

(a) Release of Mortgage.  If all of the Secured Indebtedness is paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed, and all Swap Transactions and all other obligations, if any, of Mortgagee for further advances have been terminated, then, and in that event only, all rights under this Mortgage shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Mortgagee in due form at Mortgagor's cost.  Without limitation, all provisions herein for indemnity of Mortgagee or Mortgagee shall survive discharge of the Secured Indebtedness, the termination of any and all Swap Transactions and any foreclosure, release or termination of this Mortgage.

(b) Partial Releases; No Release in Default.  Partial releases of the lien of this Mortgage shall be made in accordance with the terms and provisions of Exhibit C attached hereto and by this reference made a part hereof, or in accordance with such other terms and conditions as may subsequently be agreed to by Mortgagee.  If no such Exhibit C is attached hereto, then there are no terms and provisions for partial releases, to which Mortgagee and Mortgagor have agreed at this time.  In any event, no partial release shall be sought, requested or required if any Default has occurred which has not been cured.

(c) Effect of Partial Release.  Mortgagee may, regardless of consideration, cause the release of any part of the Property from the lien of this Mortgage without in any manner affecting or impairing the lien or priority of this Mortgage as to the remainder of the Property.

(d) Release Fee.  If permitted by applicable law Mortgagor shall pay to Mortgagee, at the time of each partial or complete release of the lien of this Mortgage, a release fee in the amount of $25.00 if the release instrument is delivered to Mortgagee for execution or $50.00, if Mortgagee is required to prepare the release instrument.  In addition, Mortgagor shall pay to Mortgagee a fee in the amount of $25.00 for each other document or instrument which Mortgagor requires the Mortgagee to execute.

Section 6.13. Notices.  All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile.  Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided that, service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met.  Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt.  This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

Section 6.14. Invalidity of Certain Provisions.  A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

Section 6.15. Gender; Titles; Construction.  Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.  Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.  The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Mortgage and not to any particular Article, Section, paragraph or provision.  The term "person" and words importing persons as used in this Mortgage shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

Section 6.16. Reporting Compliance.  Mortgagor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Mortgagee to furnish Mortgagee with evidence of such compliance.

Section 6.17. Mortgagee's Consent.  Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Mortgagee is required or requested, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Mortgagee, and Mortgagee shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Mortgagee's judgment, and (b) no approval or consent of Mortgagee shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of Mortgagee.

Section 6.18. Mortgagor.  Unless the context clearly indicates otherwise, as used in this Mortgage, "Mortgagor" means the Mortgagors named in Section 1.1 hereof or any of them.  The obligations of Mortgagor hereunder shall be joint and several.  If any Mortgagor, or any signatory who signs on behalf of any Mortgagor, is a corporation, partnership or other legal entity, Mortgagor and any such signatory, and the person or persons signing for it, represent and warrant to Mortgagee that this instrument is executed, acknowledged and delivered by Mortgagor's duly authorized representatives.  If Mortgagor is an individual, no power of attorney granted by Mortgagor herein shall terminate on Mortgagor's disability.

Section 6.19. Execution; Recording.  This Mortgage has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument.  The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Mortgage, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Mortgage shall be deemed to be the date reflected on the first page hereof.  Mortgagor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as  or Mortgagee shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

Section 6.20. Successors and Assigns.  The terms, provisions, covenants and conditions hereof shall be binding upon Mortgagor, and the heirs, devisees, representatives, successors and assigns of Mortgagor, and shall inure to the benefit of Mortgagee and shall constitute covenants running with the Land.  All references in this Mortgage to Mortgagor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Mortgagor.

Section 6.21. Modification or Termination.  The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted.  Any alleged modification or termination which is not so documented shall not be effective as to any party.

Section 6.22. No Partnership, Etc.  The relationship between Mortgagee and Mortgagor is solely that of mortgagee and mortgagor.  Mortgagee has no fiduciary or other special relationship with Mortgagor.  Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or special relationship between Mortgagor and Mortgagee or in any way make Mortgagee a co-principal with Mortgagor with reference to the Property. All agreed contractual duties between or among Mortgagee and Mortgagor and  are set forth herein and in the other Loan Documents and any additional implied covenants or duties are hereby disclaimed.  Any inferences to the contrary of any of the foregoing are hereby expressly negated.

Section 6.23. Priority of Lien.  This Mortgage shall be, and shall at all times remain, subject and subordinate to the Mortgage, Assignment of Leases and Rents and Security Agreement from Mortgagor to Mortgagee in the amount of $45,000,000 dated as of the date hereof, as the same may be modified, amended and/or restated from time to time and  the lien imposed by such mortgage.

Section 6.24. Applicable Law.  THIS MORTGAGE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY NEW YORK LAW AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND PURSUANT TO THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH OTHER JURISDICTION.

Section 6.25. Entire Agreement.  The Loan Documents constitute the entire understanding and agreement between Mortgagor and Mortgagee with respect to the transactions arising in connection with the Secured Indebtedness and supersede all prior written or oral understandings and agreements between Mortgagor and Mortgagee with respect to the matters addressed in the Loan Documents.  Mortgagor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Mortgagee to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

Section 6.26. Forum.  Mortgagor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court or any United States federal court sitting in the State of New York and to the jurisdiction of any state court or any United States federal court sitting in the state in which any of the Property is located, over any Dispute.  Mortgagor hereby irrevocably waives, to the fullest extent permitted by Law, any objection that Mortgagor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum.  Mortgagor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court or any United States federal court sitting in the State of New York may be made by certified or registered mail, return receipt requested, directed to Mortgagor at its address for notice set forth in this Mortgage, or at a subsequent address of which Mortgagee received actual notice from Mortgagor in accordance with the notice section of this Mortgage, and service so made shall be complete five (5) days after the same shall have been so mailed.  Nothing herein shall affect the right of Mortgagee to serve process in any manner permitted by Law or limit the right of Mortgagee to bring proceedings against Mortgagor in any other court or jurisdiction.

Section 6.27. WAIVER OF JURY TRIAL.  WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES' AGREEMENT TO ARBITRATE ANY DISPUTE AS SET FORTH IN THIS MORTGAGE, TO THE EXTENT ANY DISPUTE IS NOT SUBMITTED TO ARBITRATION OR IS DEEMED BY THE ARBITRATOR OR BY ANY COURT WITH JURISDICTION TO BE NOT ARBITRABLE OR NOT REQUIRED TO BE ARBITRATED, MORTGAGOR AND MORTGAGEE WAIVE TRIAL BY JURY IN RESPECT OF ANY SUCH DISPUTE AND ANY ACTION ON SUCH DISPUTE.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY MORTGAGOR AND MORTGAGEE , AND MORTGAGOR AND MORTGAGEE HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS.  MORTGAGOR AND MORTGAGEE ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL.  MORTGAGOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS MORTGAGE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

Section 6.28. Cross-Default.  The Loan shall be cross-defaulted with all other loans which Mortgagor shall have from Lenders during the term of the Loan, whether existing as of the date of this Agreement subsequently made.  A default under any of the above-described loans shall constitute a Default under the Loan.  A Default under the Loan shall constitute a Default under the above-described other loans.  To the extent not prohibited by applicable law, if Mortgagee, at its option, avails itself of this cross-default provision, Mortgagee shall have the option to pursue its remedies in any combinations and against any or all of Mortgagee's security for the aforesaid loans, whether successively, concurrently or otherwise.

Section 6.29. Substitute Mortgages.  Mortgagor and Mortgagee shall, upon their mutual agreement to do so, execute such documents as may be necessary in order to effectuate the modification hereof, including the execution of substitute mortgages, so as to create two (2) or more liens on the Mortgaged Property in such amounts as may be mutually agreed upon but in no event to exceed, in the aggregate, the Mortgage Amount; in such event, Mortgagor covenants and agrees to pay the reasonable fees and expenses of Mortgagee and its counsel in connection with any such modification.

Section 6.30. Satisfaction or Assignment of Mortgage.  Upon payment in full of all sums, and the performance of all obligations, secured hereby in accordance with the terms and conditions of this Mortgage and the other Loan documents, Mortgagee shall deliver a satisfaction or release of this Mortgage or, at Mortgagor's option to be exercised in writing, an assignment hereof, in either case in proper form of recording.  As a condition to any such satisfaction or assignment, Mortgagor covenants and agrees to pay Mortgagee's reasonable fees and expenses (including attorneys' fees and expenses) in connection therewith.  Upon any such satisfaction or assignment, Mortgagee shall, automatically and without the need for any other further documentation, be absolutely and unconditionally released from any and all claims or liabilities in connection with the Loan.  In addition, Mortgagor hereby indemnifies and agrees to hold Mortgagee harmless from and against any and all claims and liabilities arising out of the satisfaction or assignment hereof, such indemnification to survive any such satisfaction or assignment.

Section 6.31. New York Provisions.  (a) Mortgagor hereby makes the following statement:  "This Mortgage does not cover real property principally improved or to be improved by one (1) or more structures containing in the aggregate not more than six (6) residential dwelling, each having its own separate cooking facilities."  and (b) the covenants and conditions contained herein, other than those included in the New York Statutory Short Form of Mortgage, shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Real Property Law of the State of New York.

IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as an instrument under seal as of the date first written on page 1 hereof.

ACADIA CORTLANDT LLC, a Delaware limited liability company

By
Robert Masters Senior Vice President

STATE OF NEW YORK	)
: ss.:
COUNTY OF NEW YORK	)

On the 29th day of July in the year 2009, before me, the undersigned, a notary public in and for said state, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

My Commission Expires:

EXHIBIT A

Land

ALL THAT CERTAIN PARCEL OF LAND SITUATE IN THE TOWN OF CORTLANDT, COUNTY OF WESTCHESTER AND STATE OF NEW YORK THAT IS A PORTION OF THOSE LANDS DESIGNATED PARCEL 1, PARCEL 2A AND PARCEL 2B ON THAT CERTAIN "RESUBDIVISION PLAT OF FILED MAP NO. 17837 SECTION 1 MID-WESTCHESTER INDUSTRIAL PARK, INC.," WHICH WAS FILED IN THE WESTCHESTER COUNTY CLERK'S OFFICE ON OCTOBER 15, 1984 AS MAP NO. 21741 THAT IS BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHEASTERLY LINE OF U.S. ROUTE 6 (AKA 5 MILE TURNPIKE AND/OR EAST MAIN STREET AND/OR STATE HIGHWAY 1309) WHERE IT IS MET BY THE LINE DIVIDING THE LANDS HEREIN DESCRIBED ON THE NORTHEAST FROM LANDS DESIGNATED LOT NO. 21 ON THAT CERTAIN "MAP NO. 1 GULL MANOR..," WHICH WAS FILED IN THE WESTCHESTER COUNTY CLERK'S OFFICE ON MARCH 25, 1954 AS MAP NO. 8930, WHICH POINT OCCUPIES COORDINATE POSITION

N 476,045.23 (Y)
E 625,146.49 (X) OF THE NEW YORK STATE COORDINATE SYSTEM, EAST ZONE;

THENCE FROM THE SAID POINT OF BEGINNING NORTHEASTERLY ALONG THE SOUTHEASTERLY LINE OF U.S. ROUTE 6 NORTH 31° 31' 51" EAST 202.41 FEET AND TO A POINT AT THE SOUTHWESTERLY LINE OF LOT NO. 4 SHOWN ON THAT CERTAIN MAP ENTITLED "SECTION NO. 1 MID-WESTCHESTER INDUSTRIAL PARK" WHICH WAS FILED IN THE WESTCHESTER COUNTY CLERK'S OFFICE ON OCTOBER 16, 1972 AS MAP NO. 17837;

THENCE ALONG THE SOUTHWESTERLY, SOUTHEASTERLY AND NORTHEASTERLY LINES OF LOT NO. 4 SHOWN ON FILED MAP NO. 17837 THE FOLLOWING COURSES:

SOUTH 54° 41' 49" EAST 400.00 FEET;
NORTH 35° 15' 51" EAST 200.00 FEET;
NORTH 54° 41' 49" WEST 201.75 FEET TO A POINT AT THE LINE OF LANDS NOW OR FORMERLY OF MOBIL CENTERS, INC;

THENCE ALONG THE SAID MOBIL CENTERS, INC. LANDS:

NORTH 35° 15' 51" EAST 150.02 FEET AND;
NORTH 54° 41' 49" WEST 174.98 FEET TO A POINT;

THENCE STILL ALONG THE SAID LANDS OF MOBIL CENTERS, INC. WESTERLY ON A TANGENT CURVE TO THE LEFT, THE CENTRAL ANGLE OF WHICH IS 90° 02' 20", THE RADIUS OF WHICH 25.00 FEET FOR 39.29 FEET TO ANOTHER POINT ON THE SAID SOUTHEASTERLY LINE OF U.S. ROUTE 6;

THENCE NORTHEASTERLY ONCE AGAIN ALONG THE SAID SOUTHEASTERLY LINE OF U.S. ROUTE 6;

NORTH 35° 15' 51" EAST 103.05 FEET AND;
NORTH 34° 16' 11" EAST 16.52 FEET TO A POINT AT THE LINE OF LANDS NOW OR FORMERLY OF W.W. GEIS, JR.;

THENCE ALONG AND AROUND THE SAID W.W GEIS, JR. LANDS THE FOLLOWING, FIRST TURNING ABOUT AND SOUTHERLY ON A TANGENT CURVE TO THE LEFT, THE CENTRAL ANGLE OF WHICH IS 88° 58' 00", THE RADIUS OF WHICH IS 25.00 FEET FOR 38.82 FEET AND THEN FOLLOWING COURSES:

SOUTH 54° 41' 49" EAST 187.41 FEET;
SOUTH 87° 58' 31" EAST 50.19 FEET;
NORTH 34° 14' 31" EAST 293.26 FEET AND;
NORTH 55° 45' 29" WEST 248.82 FEET TO STILL ANOTHER POINT ON THE SOUTHEASTERLY LINE OF U.S. ROUTE 6;

THENCE NORTHEASTERLY ONCE AGAIN ALONG THE SAID SOUTHEASTERLY LINE OF U.S. ROUTE 6;

NORTH 38° 26' 11" EAST 91.89 FEET AND;

NORTH 36° 40' 11" EAST 175.50 FEET TO A POINT AT THE LINE LAND NOW OR FORMERLY OF HOME DEPOT U.S.A., INC. LANDS, THE FOLLOWING FIRST

SOUTH 53° 24' 23' EAST 28.04 FEET

THEN ON A TANGENT CURVE TO THE RIGHT, THE CENTRAL ANGLE OF WHICH IS 44° 59' 45", THE RADIUS OF WHICH IS 100.00 FEET FOR 78.53 FEET,

THEN SOUTH 08° 24' 38" EAST 170.39 FEET

THEN ON A TANGENT CURVE TO THE RIGHT, THE CENTRAL ANGLE OF WHICH IS 42° 53' 52", THE RADIUS OF WHICH IS 330.00 FEET FOR 245.35 FEET, AND THEN THE FOLLOWING COURSES:

SOUTH 34° 11' 14" WEST 7.14 FEET;
SOUTH 42° 10' 35" EAST 571.35 FEET;
NORTH 81° 40' 00" EAST 752.50 FEET;
NORTH 42° 10' 35" WEST 546.00 FEET;
SOUTH 47° 49' 25" WEST 12.00 FEET;
NORTH 42° 10' 35" WEST 334.49 FEET;
NORTH 47° 49' 25" EAST 64.36 FEET;

2

NORTH 42° 10' 35" WEST 551.64 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF U.S. ROUTE 6;

THENCE NORTHEASTERLY ALONG THE SOUTHEASTERLY LINE OF U.S. ROUTE 6 THE FOLLOWING COURSES:

NORTH 43° 07' 31" EAST 240.77 FEET;
NORTH 46° 43' 08" EAST 200.86 FEET;
NORTH 47° 51' 46" EAST 169.07 FEET;
NORTH 54° 16' 42" EAST 77.64 FEET;
NORTH 43° 47' 18" EAST 103.43 FEET;
NORTH 06° 57' 25" EAST 7.49 FEET;
NORTH 44° 52' 56" EAST 141.98 FEET;
NORTH 56° 38' 06" EAST 194.10 FEET;
NORTH 47° 40' 06" EAST 31.98 FEET TO A POINT AT THE LINE DIVIDING PARCEL NO. 2A, ON THE SOUTHWEST FROM PARCEL NO. 1, ON THE NORTHEAST, BOTH AS SHOWN ON SAID FILED MAP NO. 21741, WHICH POINT OCCUPIES COORDINATE POSITION

N 478,107.32 (Y)
E 626,930.25 (X) OF THE NEW YORK STATE COORDINATE SYSTEM, EAST ZONE;

THENCE STILL ALONG THE SOUTHEASTERLY LINE OF U.S. ROUTE 6 THE FOLLOWING COURSES:

NORTH 47° 40' 06" EAST 15.49 FEET;
NORTH 57° 07' 47" EAST 41.34 FEET;
NORTH 46° 37' 24" EAST 65.92 FEET;
NORTH 60° 47' 16" EAST 135.27 FEET;
NORTH 58° 29' 38" EAST 200.48 FEET;
NORTH 76° 26' 07" EAST 65.57 FEET;
NORTH 53° 06' 18" EAST 114.53 FEET;
NORTH 59° 20' 46" EAST 157.01 FEET;
NORTH 67° 37' 05" EAST 102.26 FEET;
NORTH 39° 31' 22" EAST 47.05 FEET;
NORTH 62° 09' 00" EAST 123.28 FEET;
NORTH 59° 26' 00" EAST 57.40 FEET;
NORTH 58° 13' 00" EAST 81.60 FEET;
NORTH 61° 59' 00" EAST 41.60 FEET;
NORTH 38° 58' 00" EAST 17.42 FEET;
NORTH 61° 26' 39" EAST 147.75 FEET;
NORTH 57° 24' 50" EAST 100.18 FEET;
NORTH 63° 24' 40" EAST 64.74 FEET TO A POINT AT THE LINE OF LANDS NOW OR FORMERLY OF BERKO, WHICH POINT OCCUPIES COORDINATE POSITION

N 478.912.07 (Y)
E 628,275.78 (X) OF THE NEW YORK STATE COORDINATE SYSTEM, EAST ZONE;

3

THENCE SOUTHERLY ALONG THE SAID BERKO LANDS AND CONTINUING ALONG LANDS NOW OR FORMERLY OF FELDMAN, NOW OR FORMERLY OF BERTINO, AND LANDS NOW OR FORMERLY OF MOHEGAN REALTY CO., THE FOLLOWING FIVE (5) COURSES AND DISTANCES:

SOUTH 8° 21' 49" EAST 184.14 FEET;
SOUTH 7° 23' 59" EAST 204.45 FEET;
SOUTH 8° 27' 49" EAST 457.05 FEET;
SOUTH 7° 57' 49" EAST 226.72 FEET;
SOUTH 8° 03' 49" EAST 841.87 FEET TO LANDS NOW OR FORMERLY OF BOGIN, WHICH POINT OCCUPIES COORDINATE POSITION

N 477,016.99 (Y)
E 628,545.67 (X) OF THE NEW YORK STATE COORDINATE SYSTEM, EAST ZONE;

THENCE ALONG SAID LANDS ON A COURSE OF SOUTH 84° 45' 51" WEST FOR A DISTANCE OF 565.62 FEET TO A POINT THAT IS A CORNER THEREOF, WHICH POINT IS AT THE SOUTHEASTERLY END OF THE LINE DIVIDING PARCEL NO. 2A, ON THE SOUTHWEST FROM PARCEL NO 1, ON THE NORTHEAST, BOTH AS SHOWN ON SAID FILED MAP 21741, WHICH POINT OCCUPIES COORDINATE POSITION

N 476,965.38 (Y)
E 627,982.41 (X) OF THE NEW YORK STATE COORDINATE SYSTEM, EAST ZONE;

THENCE CONTINUING ALONG LANDS NOW OR FORMERLY OF BOGIN AND DEANIN ON A COURSE OF SOUTH 8° 44' 49" EAST FOR A DISTANCE OF 775.84 FEET TO LANDS NOW OR FORMERLY OF MCKEEL;

THENCE ALONG THE SAID MCKEEL LANDS AND IN PART ALONG THE ORIGINAL CENTER LINE OF A BROOK AS THE SAID CENTER LINE APPEARS ON THAT CERTAIN MAP ENTITLED "SURVEY... MIDWESTCHESTER INDUSTRIAL PARK INC...," WHICH WAS FILED IN THE WESTCHESTER COUNTY CLERK'S OFFICE ON JANUARY 24, 1969 ON MAP NO. 16581 THE FOLLOWING COURSES AND DISTANCES:

SOUTH 83° 29' 51" WEST 1204.04 FEET;
SOUTH 64° 31' 01" WEST 35.43 FEET;
SOUTH 87° 29' 41" WEST 100.66 FEET;
SOUTH 79° 30' 01" WEST 100.04 FEET;
SOUTH 80° 21' 21" WEST 99.99 FEET;
SOUTH 82° 37' 11" WEST 219.69 FEET;
SOUTH 81° 10' 01" WEST 102.96 FEET;
SOUTH 74° 14' 51" WEST 99.92 FEET;
SOUTH 75° 42' 31" WEST 81.58 FEET;
SOUTH 73° 18' 21" WEST 101.89 FEET;
SOUTH 87° 12' 21" WEST 100.12 FEET;
SOUTH 89° 38' 51" WEST 100.44 FEET;
SOUTH 84° 23' 51" WEST 107.95 FEET;

4

SOUTH 81° 42' 51" WEST 119.29 FEET;
SOUTH 58° 38' 31" WEST 47.83 FEET;
SOUTH 48° 18' 59" WEST 109.79 FEET AND;
NORTH 68° 22' 19" WEST 32.81 FEET TO A POINT AT THE LINE OF LANDS NOW OR FORMERLY OF SHELBY-COLERIDGE HOLDING CORP;

THENCE ALONG THE SAID SHELBY-COLERIDGE HOLDING CORP. LANDS AND ALONG THE NORTHEASTERLY LINES OF LOT NO. 19 AND LOT 21 AS SHOWN ON THE AFOREMENTIONED "MAP NO. 1 GULL MANOR...'' FILED MAP NO. 8930, THE FOLLOWING COURSES:

NORTH 68° 14' 09" WEST 17.28 FEET;
SOUTH 89° 44' 51" WEST 61.00 FEET;
NORTH 46° 00' 09" WEST 54.45 FEET;
NORTH 61° 11' 09" WEST 72.08 FEET;
NORTH 55° 43' 09" WEST 93.25 FEET TO THE AFOREMENTIONED SOUTHEASTERLY LINE OF U.S. ROUTE 6 AND THE POINT OR PLACE OF BEGINNING.

TOGETHER WITH THE BENEFITS AND SUBJECT TO THE BURDENS OF THE GRANT OF SANITARY SEWER EASEMENT MADE BY AND BETWEEN HARDEE'S AND MID-WESTCHESTER INDUSTRIAL PARK, INC. RECORDED IN LIBER 7137 PAGE 92.

TOGETHER WITH THE BENEFITS OF THE EASEMENT RECORDED IN THE WESTCHESTER COUNTY CLERK'S LIBER 7099 OF DEEDS AT PAGE 228 AND REPEATED IN LIBER 7143 OF DEEDS AT PAGE 449 AND LIBER 7235 OF DEEDS AT PAGE 88.

TOGETHER WITH THE BENEFITS OF THE DECLARATION AND GRANT OF RECIPROCAL EASEMENTS MADE BY CORTLANDT TOWN CENTER LIMITED PARTNERSHIP AND RECORDED IN THE WESTCHESTER COUNTY CLERK'S LIBER 11673 OF DEEDS AT PAGE 78.

TOGETHER WITH THE BENEFITS OF THE RECIPROCAL EASEMENT AND OPERATION AGREEMENT MADE BY BETWEEN CORTLANDT TOWN CENTER LIMITED PARTNERSHIP AND HOME DEPOT U.S.A. INC. AND RECORDED IN THE WESTCHESTER COUNTY CLERK'S LIBER 11618 OF DEEDS AT PAGE 1.

5

EXHIBIT B

Permitted Encumbrances

Those exceptions set forth in Schedule B of that certain title insurance policy issued by First American Title Insurance Company of New York under their title no. 3008-272268 insuring the lien of this Mortgage.

EXHIBIT C

Partial Release

NONE

[Future Advance]
NOTE

$2,000,000	July 29, 2009

FOR VALUE RECEIVED, ACADIA CORTLANDT LLC, a Delaware limited liability company ("Borrower", whether one or more) hereby promises to pay to the order of Bank of America, N.A. ("Lender") under that certain Loan Agreement (defined below) among Borrower and Bank of America N.A., a national banking association and administrative agent (together with any and all of its successors and assigns, "Administrative Agent") for the benefit of Lenders from time to time a party to that certain Loan Agreement (the "Loan Agreement") of even date herewith, without offset, in immediately available funds in lawful money of the United States of America, at Administrative Agent's Office as defined in the Loan Agreement, the principal sum of Two Million Dollars ($2,000,000) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

1. Note; Interest; Payment Schedule and Maturity Date.  This Note is one of the Future Advance Notes referred to in Loan Agreement and is entitled to the benefits thereof. The entire principal balance of this Note then unpaid shall be due and payable at the times as set forth in the Loan Agreement.  Accrued unpaid interest shall be due and payable at the times and at the interest rate as set forth in the Loan Agreement until all principal and accrued interest owing on this Note shall have been fully paid and satisfied.  Any amount not paid when due and payable hereunder shall, to the extent permitted by applicable Law, bear interest and if applicable a late charge as set forth in the Loan Agreement.

2. Security; Loan Documents.  The security for this Note includes a Mortgage, Assignment of Leases and Rents and Security Agreement in the amount of $2,000,000 (which, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the "Mortgage") dated as of July 29, 2009 from Borrower to Administrative Agent covering certain property in the Town of Cortlandt, Westchester County, New York described therein (the "Property").  This Note, the Mortgage, the Loan Agreement and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the "Loan"), are, as the same have been or may be amended, restated, modified or supplemented from time to time, herein sometimes called individually a "Loan Document" and together the "Loan Documents".

3. Defaults.

(a) It shall be a default ("Default") under this Note and each of the other Loan Documents if (i) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; (ii) any covenant, agreement, condition, representation or warranty herein or in any other Loan Documents is not fully and timely performed, observed or kept; or (iii) there shall occur any default or event of default under the Mortgage or any other Loan Document.  Upon the occurrence of a Default, Administrative Agent on behalf of Lenders shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at Law or in equity.

(b) All of the rights, remedies, powers and privileges (together, "Rights") of Administrative Agent on behalf of Lenders provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at Law or in equity.  The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right.  No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time.  No failure by Administrative Agent or Lenders to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right.  Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Administrative Agent or Lenders to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

(c) If any holder of this Note retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if Borrower sues any holder in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal, interest and any other sums owing to Lenders hereunder and under the other Loan Documents, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including, without limitation, attorneys' fees and expenses, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any guarantor or endorser or any other person primarily or secondarily liable hereunder.

4. Heirs, Successors and Assigns.  The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties.  The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents.  As further provided in the Loan Agreement, a Lender may, at any time, sell, transfer, or assign all or a portion of its interest in this Note, the Mortgage and the other Loan Documents, as set forth in the Loan Agreement.

5. General Provisions.  Time is of the essence with respect to Borrower's obligations under this Note.  If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby.  Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that neither Administrative Agent nor any Lender shall be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the city and county, and venue in the city or county, in which payment is to be made as specified in the first paragraph of Page 1 of this Note, for the enforcement of any and all obligations under this Note and the Loan Documents; (f) waive the benefit of all homestead and similar exemptions as to this Note; (g) agree that their liability under this Note shall not be affected or impaired by any determination that any security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (h) hereby subordinate any and all rights against Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full.  A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.  This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought.  Captions and headings in this Note are for convenience only and shall be disregarded in construing it.  THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY NEW YORK LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

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6. Notices.  Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

7. No Usury.  It is expressly stipulated and agreed to be the intent of Borrower, Administrative Agent and all Lenders at all times to comply with applicable state Law or applicable United States federal Law (to the extent that it permits a Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state Law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents.  If applicable state or federal Law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Administrative Agent's exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable Law, then it is Administrative Agent's and each Lender's express intent that all excess amounts theretofore collected by Administrative Agent or any Lender shall be credited on the principal balance of this Note and all other indebtedness and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable Law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.  All sums paid or agreed to be paid to Lenders for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable Law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum lawful rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

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THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the date first above written.

ACADIA CORTLANDT LLC, a Delaware limited liability company

By
Robert Masters Senior Vice President